                                                               EXECUTION VERSION

                        RESIDENTIAL FUNDING COMPANY, LLC,
                                  THE COMPANY,

                                       AND

                      MERRILL LYNCH MORTGAGE LENDING, INC.,
                                THE INITIAL OWNER

                        STANDARD TERMS AND PROVISIONS OF
                          SALE AND SERVICING AGREEMENT

                          DATED AS OF FEBRUARY 1, 2007

                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

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                                TABLE OF CONTENTS

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ARTICLE I Definitions....................................................     1
   Section 1.01. Definitions.............................................     1
   Section 1.02. Calculations Respecting Accrued Interest................    13

ARTICLE II Conveyance of Mortgage Loans..................................    14
   Section 2.01. Conveyance of Mortgage Loans; Possession of Mortgage
                 Files...................................................    14
   Section 2.02. Acceptance by the Initial Owner.........................    16
   Section 2.03. Assignment of Mortgage Loans............................    17
   Section 2.04. Representations and Warranties of the Company With
                 Respect to Individual Mortgage Loans....................    18
   Section 2.05. General Representations and Warranties of the Company...    31
   Section 2.06. Representations, Warranties and Covenants of the
                 Initial Owner...........................................    33
   Section 2.07. Protection of Consumer Information......................    34
   Section 2.08. Agency Transfer: Securitization Transaction.............    34

ARTICLE III Administration and Servicing of Mortgage Loans...............    36
   Section 3.01. Company to Act as Servicer..............................    36
   Section 3.02. Agreements Between Company and Subservicer..............    37
   Section 3.03. Collection of Certain Mortgage Loan Payments and
                 Prepayment Charges......................................    38
   Section 3.04. Principal and Interest Accounts.........................    38
   Section 3.05. Escrow Accounts.........................................    39
   Section 3.06. Custodial Account.......................................    39
   Section 3.07. Permitted Withdrawals From the Custodial Account........    39
   Section 3.08. Permitted Instruments...................................    40
   Section 3.09. Primary Insurance Policies..............................    41
   Section 3.10. Maintenance of Hazard Insurance and Errors and Omissions
                 and Fidelity Coverage...................................    42
   Section 3.11. Enforcement of Due-On-Sale Clauses......................    42
   Section 3.12. Realization Upon Defaulted Mortgage Loans...............    44
   Section 3.13. Owner to Cooperate; Release of Mortgage Files...........    45
   Section 3.14. REO Property............................................    45
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                                TABLE OF CONTENTS
                                   (continued)

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   Section 3.15. Reports and Returns to Be Filed by the Company..........    46
   Section 3.16. Compliance With REMIC Provisions........................    46
   Section 3.17. Right to Examine Company Records........................    47
   Section 3.18. Real Estate Owned Reports...............................    47
   Section 3.19. Notification of Adjustments.............................    47

ARTICLE IV Payments to the Owner.........................................    47
   Section 4.01. Distributions...........................................    47
   Section 4.02. Statements to the Owner.................................    47
   Section 4.03. Distribution Reports; Monthly Advances by the Company...    48

ARTICLE V Regulation AB Compliance.......................................    49
   Section 5.01. Intent of the Parties; Reasonableness...................    49
   Section 5.02. Additional Representations and Warranties of the
                 Company.................................................    49
   Section 5.03. Information to Be Provided by the Company...............    50
   Section 5.04. Servicer Compliance Statement...........................    56
   Section 5.05. Report on Assessment of Compliance and Attestation......    56
   Section 5.06. Use of Subservicers and Subcontractors..................    57
   Section 5.07. Indemnification; Remedies...............................    58

ARTICLE VI The Company...................................................    61
   Section 6.01. Liability of the Company and Others.....................    61
   Section 6.02. Merger or Consolidation of the Company..................    61
   Section 6.03. Company Resignation: Assignment of Agreement............    62

ARTICLE VII Default......................................................    62
   Section 7.01. Events of Default of the Company........................    62
   Section 7.02. Waiver of Defaults......................................    64

ARTICLE VIII Termination.................................................    64
   Section 8.01. Termination.............................................    64
   Section 8.02. Termination Without Cause...............................    64

ARTICLE IX Miscellaneous Provisions......................................    64
   Section 9.01. Successor to the Company................................    65
   Section 9.02. Entire Agreement: Amendment.............................    65
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                                TABLE OF CONTENTS
                                   (continued)

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   Section 9.03. GOVERNING LAW...........................................    65
   Section 9.04. Notices.................................................    65
   Section 9.05. Severability of Provisions..............................    66
   Section 9.06. No Partnership; Relationship of Parties.................    66
   Section 9.07. Exhibits................................................    66
   Section 9.08. Counterparts; Successors and Assigns....................    66
   Section 9.09. Financial Statements....................................    66
   Section 9.10. Solicitation of Mortgagors..............................    67
   Section 9.11. Intention of the Parties................................    67
   Section 9.12. Closing Documents.......................................    67
   Section 9.13. Written Waivers.........................................    68
   Section 9.14. General Interpretive Principles.........................    68
   Section 9.15. Reproduction of Documents...............................    69
   Section 9.16. Further Agreements......................................    69
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EXHIBITS

EXHIBIT A - FORM OF REFERENCE AGREEMENT
EXHIBIT B - FORM OF ANNUAL CERTIFICATION
EXHIBIT C - CONTENTS OF EACH SERVICING FILE
EXHIBIT D - FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT E - CERTIFICATION OF RELEASE OF SECURITY INTEREST
EXHIBIT F - FORM OF REQUEST FOR RELEASE
EXHIBIT G - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

          This is a STANDARD TERMS AND PROVISIONS OF SALE AND SERVICING AGREEMENT, Adjustable Rate Mortgage Loans, dated and effective as of February 1, 2007, by and between RESIDENTIAL FUNDING COMPANY, LLC, as seller and master servicer (the "Company") and MERRILL LYNCH MORTGAGE LENDING, INC., as the initial owner (the "Initial Owner"), together with all amendments hereof and supplements hereto (as it pertains to the Mortgage Pool and as incorporated by reference in and made a part of the Reference Agreement (as defined below), the "Agreement").

                              PRELIMINARY STATEMENT

          The Initial Owner has agreed to purchase from time to time from the Company and the Company has agreed to sell from time to time to the Initial Owner, on a servicing retained basis and without recourse subject to the Agreement and related Reference Agreement, pools of adjustable rate Mortgage Loans. Each pool of Mortgage Loans will have the characteristics set forth herein and in the Reference Agreement, a form of which is attached as Exhibit A hereto (each, a "Reference Agreement"). The sale of the Mortgage Loans in each Mortgage Pool will be governed by the Reference Agreement together with this Agreement, which will be incorporated by reference into and made a part of the Reference Agreement.

          In consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound, the Initial Owner and the Company agree hereby as follows:

                                    ARTICLE I

                                   Definitions

          Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in accordance with applicable law and the terms of the related Mortgage and Mortgage Note.

          Accrued Interest: With respect to each Remittance Date, one month's interest accrued at the then applicable Pass-Through Rate on the aggregate Principal Balance of the Mortgage Loans in the Mortgage Pool as of the close of business on the immediately preceding Remittance Date (or in the case of the first Remittance Date, the Cut-off Date). Accrued Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Interest will be adjusted in accordance with Section 1.02.

          Acquisition Date: As defined in Section 3.14.

          Adjustment Date: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

          Agency Transfer: The sale or transfer by Owner of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Company as "servicer thereunder".

          Appraised Value: With respect to any Mortgaged Property, generally, the lesser of (a) the appraised value of such Mortgaged Property based on an appraisal made at the time of the origination or modification of the related Mortgage Loan and (b) the sales price of the Mortgaged Property at such time of origination; except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

          Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of Minnesota, the State of New York, the State of California or the State of Illinois (or such other state or states in which the Custodial Account is at the time located) are required or authorized by law or executive order to be closed.

          Cash Receipts: As defined in Section 3.14.

          Closing Date: As defined in the related Reference Agreement.

          Code: The Internal Revenue Code of 1986.

          Commission: The United States Securities and Exchange Commission.

          Company Information: As defined in Section 5.07(a)(i).

          Company: Residential Funding Company, LLC, a Delaware limited liability company, or its successor in interest, or any successor as herein provided.

          Consumer Information: Information, including, but not limited to, all personal information about the Mortgagors that is supplied to the Initial Owner by or on behalf of the Company.

          Convertible Mortgage Loan: Any Mortgage Loan which by its terms grants to the related Mortgagor the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate.

          Custodial Account: The custodial account created and maintained pursuant to Section 3.06.

          Custodian: The Owner's custodian for the Mortgage Files, which shall not be the Owner.

          Cut-off Date: As defined in the related Reference Agreement.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Determination Date: With respect to any Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month in which such Remittance Date occurs.

          Due Date: With respect to any Remittance Date, the first day of the month in which such Remittance Date occurs.

          Due Period: With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the related Due Date.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          Event of Default: As defined in Section 7.01.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          Full Prepayment: Any payment of the entire principal balance of a Mortgage Loan which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN", which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date thereof.

          Index: As defined in the Reference Agreement.

          Insurance Proceeds: Proceeds paid in respect of any Mortgage Loan pursuant to any insurance policy covering such Mortgage Loan to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer or the Company and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures set forth in the Program Guide.

          Insured Expenses: Expenses that are covered or will be paid by any mortgage insurance policy, any replacement insurance policy or policies or any other insurance policy.

          Liquidated Mortgage Loan: A Mortgage Loan as to which payment has been made to the Company of all Liquidation Proceeds and other payments or recoveries which the Company deems to be finally recoverable.

          Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan (to the extent such amount is reimbursable under the terms of this Agreement or the Program Guide) and not recovered by the Company under any insurance policy for reasons other than the Company's failure to comply with Section 3.09 or 3.10.

          Liquidation Proceeds: Cash (including Insurance Proceeds and condemnation proceeds) received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, condemnation, foreclosure sale or otherwise, net of Liquidation Expenses and Insured Expenses.

          Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property, expressed as a percentage.

          LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor (or by the Owner) in an amount as is set forth in the related Trade Confirmation and the related Mortgage Loan Schedule

          Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

          Maximum Interest Rate: As to any Mortgage Loan, the maximum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedule as the "NOTE CEILING," which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

          MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

          Minimum Interest Rate: As to any Mortgage Loan, the greater of (i) the Gross Margin and (ii) the rate indicated in the related Mortgage Loan Schedule as the "NOTE FLOOR," which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

          MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

          Monthly Advance: The aggregate of the advances made by the Company with respect to any Remittance Date pursuant to Section 4.03, the amount of any such Monthly Advance being equal to the aggregate of the principal portion of such Monthly Payments on the Mortgage Loans which were due on the related Due Date but extended pursuant to Section 3.03 or delinquent (in whole or in part) as of the close of business on the Business Day next preceding the related Remittance Date, plus the interest portion of such Monthly Payments adjusted to the related Mortgage Loan Remittance Rates, and less the amount of any advances which the Company has determined would constitute Nonrecoverable Monthly Advances, if made.

          Monthly Payment: With respect to any Mortgage Loan and any month, the scheduled monthly payment of principal and interest or interest only on such Mortgage Loan that is payable by a Mortgagor in such month under the related Mortgage Note.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a fee simple interest in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan which shall be delivered to the Custodian, as the duly appointed agent of the Owner, or as otherwise agreed by the parties to this Agreement and the Custodian, if any, in writing, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan. The Mortgage Interest Rate for each Mortgage Loan as of the Cut-off Date will be the rate indicated as the "CURR RATE" on the Mortgage Loan Schedule and will be adjusted on each Adjustment Date to a rate equal to the sum of the Index applicable to such Adjustment Date and the Gross Margin, rounded to the nearest multiple of 0.125%, subject to the application of the applicable Periodic Cap, Maximum Interest Rate and Minimum Interest Rate.

          Mortgage Loan: An individual mortgage loan that is the subject of this Agreement and identified on a Mortgage Loan Schedule.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan and Due Date occurring prior to the first Adjustment Date for such Mortgage Loan occurring after the Cut-off Date, the rate designated as the "NET MTG RT" for such Mortgage Loan on the related Mortgage Loan Schedule. With respect to each Mortgage Loan and each Due Date occurring on or after each Adjustment Date, a rate equal to the then-applicable Mortgage Interest Rate minus the sum of the then-applicable Servicing Fee Rate.

          Mortgage Loan Schedule: Each schedule of Mortgage Loans attached to a Reference Agreement or delivered electronically, which sets forth the following information with respect to each Mortgage Loan in the related Mortgage Pool:

     (1) the Company's Mortgage Loan identifying number;

     (2) the Mortgagor's first and last name;

     (3) the street address of the Mortgaged Property including the city, state and zip code;

     (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or an investor property;

     (5) the type of residential property constituting the Mortgaged Property;

     (6) the original months to maturity of the Mortgage Loan;

     (7) the remaining months to maturity from the related Cut-off Date, based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

     (8) the sales price of the Mortgaged Property, if applicable, the Appraised Value and the Loan-to-Value Ratio, at origination;

     (9) the Mortgage Interest Rate as of origination and as of the related Cut-off Date; the initial Adjustment Date, the next Adjustment Date immediately following the related Cut-off Date, the Index, the Gross Margin, the Periodic Cap (including, if applicable, any initial rate cap and any life of loan rate cap), the Minimum Interest Rate and the Maximum Interest Rate;

     (10) the origination date of the Mortgage Loan;

     (11) the stated maturity date;

     (12) the amount of the Monthly Payment at origination;

     (13) the amount of the Monthly Payment as of the related Cut-off Date;

     (14) the original principal amount of the Mortgage Loan;

     (15) the scheduled Principal Balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due on or before the related Cut-off Date whether or not collected;

     (16) a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

     (17) a code indicating the documentation style (i.e., full (providing two years employment verification - 2 years W-2's and current paystub or 2 years 1040's for self employed borrowers), alternative or reduced);

     (18) the number of times during the twelve (12) month period preceding the related Closing Date that any Monthly Payment has been received after the month of its scheduled due date;

     (19) the date on which the first payment is or was due;

     (20) the last Due Date on which a Monthly Payment was actually applied to the unpaid principal balance of the Mortgage Loan.

     (21) product type (i.e., fixed, adjustable, 3/1, 5/1, etc.);

     (22) credit score, if applicable;

     (23) a code indicating whether or not the Mortgage Loan is the subject of a Primary Insurance Policy and the name of the related insurance carrier and the lender paid mortgage insurance, if applicable;

     (24) a code indicating whether or not the Mortgage Loan has a prepayment penalty and if so, the amount and term thereof;

     (25) the Servicing Fee;

     (26) the Net Mortgage Interest Rate as of the Cut-off Date;

     (27) the debt-to-income ratio of the related Mortgagor at the time of origination of the Mortgage Loan;

     (28) a code indicating whether any Prepayment Charge is required to be paid only upon the refinancing of the related Mortgage Loan (i.e., a "soft prepayment charge") or upon the sale of the related Mortgaged Property or any other prepayment in full of the related Mortgage Loan (i.e., a "hard prepayment charge");

     (29) with respect to each MERS Mortgage Loan, the related MIN;

     (30) a code indicating if the Mortgage Loan is a Negative Amortization Mortgage Loan and if so, the negative amortization cap and the payment adjustment date;

     (31) if applicable, a code indicating whether the Mortgage Loan is a balloon Mortgage Loan and, if so, the term of the balloon Mortgage Loan and the amount of the balloon payment scheduled to be due at maturity assuming no Principal Prepayments; and

     (32) any other mortgage loan data provided by the Company.

          With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule attached to the related Term Sheet shall set forth the following information, as of the related Cut off Date:

          (a) the number of Mortgage Loans;

          (b) the current aggregate outstanding Principal Balance of the Mortgage Loans;

          (c) the weighted average Mortgage Interest Rate of the Mortgage Loans;

          (d) the weighted average maturity of the Mortgage Loans; and

          (e) the weighted average months to next Adjustment Date.

          Mortgage Note: The originally executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan and any modification thereto.

          Mortgage Pool: Each pool of Mortgage Loans conveyed by the Company to the Initial Owner from time to time pursuant to an applicable Reference Agreement referencing this Agreement.

          Mortgaged Property: The underlying property securing a Mortgage Loan.

          Mortgagor: The obligor on a Mortgage Note.

          Net Mortgage Interest Rate: With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Interest Rate for such Mortgage Loan minus the Servicing Fee Rate.

          Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made by the Company which, in the judgment of the Company, is not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise.

          Opinion of Counsel: A written opinion of counsel, who may, unless otherwise provided herein, be counsel for the Company.

          Officer's Certificate: A certificate signed by an authorized signatory of the Company, and delivered to the Owner as required by this Agreement.

          Owner: Any Person from time to time having an Ownership Interest in the Mortgage Loans.

          Ownership Interest: The undivided ownership interest in the Mortgage Pool.

          Partial Prepayment: Any payment of principal on a Mortgage Loan, other than a Full Prepayment, which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Pass-Through Rate: As to any Remittance Date, a rate equal to the weighted average, expressed as a percentage, of the Mortgage Loan Remittance Rates of all Mortgage Loans in the Mortgage Pool as of the close of business on the Due Date in the month preceding the month in which such Remittance Date occurs, weighted on the basis of the respective Principal Balances of such Mortgage Loans, which Principal Balances shall be the Principal Balances of such Mortgage Loans immediately prior to such Remittance Date.

          Periodic Cap: With respect to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date, which shall be an increase or decrease of not more than the amount specified in the Reference Agreement.

          Permitted Instrument: As defined in Section 3.08.

          Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: An employee benefit plan or other plan that is subject to ERISA or Section 4975 of the Code.

          PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

          Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a principal prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

          Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          Principal Balance: As to each Mortgage Loan, as of the time of any determination, (i) the scheduled principal balance remaining to be paid by the Mortgagor at the close of business on the Cut-off Date, after deduction of all payments due on or before the Cut-off Date whether or not paid, minus (ii) all amounts distributed to the Owner with respect to such Mortgage Loan and reported to the Owner as allocable to principal, including the principal component of any Monthly Advances and any losses incurred with respect to such Mortgage Loan.

          Principal Remittance Amount: With respect to any Remittance Date, the sum of (a) the principal component of any Monthly Advance for such Remittance Date; (b) any amount required to be deposited in the Custodial Account pursuant to Section 3.10(a); and (c) the amount on deposit in the Custodial Account as of the close of business on the Determination Date immediately preceding such Remittance Date which is allocable to payments on account of principal of the Mortgage Loans, which amount shall not include (i) Full Prepayments and Partial Prepayments and the principal portion of any Liquidation Proceeds, Insurance Proceeds or proceeds of the purchase of any Mortgage Loan pursuant to Sections
2.02 and 2.04 received in the month in which such Remittance Date occurs (other than such Liquidation Proceeds, Insurance Proceeds or proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02 and 2.04 that the Company has deemed to have been received in the preceding month), (ii) payments which represent receipt of scheduled payments of principal due on a date or dates subsequent to the related Due Date and (iii) late payments of principal which have been the subject of a previous Monthly Advance and which are eligible for withdrawal pursuant to clauses ii) or (vii) of Section 3.07.

          Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding Company, LLC's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding Company, LLC from time to time.

          Purchase Price: As defined in the Reference Agreement.

          Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

          Qualified Depository: A depository (a) the accounts of which are insured by the FDIC and (b) the short term debt ratings and the long term deposit ratings of which are rated in one of the two highest rating categories by each of the Rating Agencies.

          Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

          Rating Agency: Any of Fitch, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or their respective successors designated by the Owner.

          Reconstitution: Any Securitization Transaction, Agency Transfer or Whole Loan Transfer.

          Reconstitution Agreement: A Reconstitution Agreement providing for a Reconstitution of the Mortgage Loans in a form agreed to by the Company and the Owner.

          Record Date: With respect to each Remittance Date, the close of business on the last Business Day of the month next preceding the month in which the related Remittance Date occurs.

          Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          Remittance Amount: With respect to any Remittance Date, an amount equal to, subject to Section 1.02, (i) the Principal Remittance Amount (if any) for such Remittance Date, plus (ii) the Accrued Interest for such Remittance Date, minus (iii) any amounts payable to the Company pursuant to Section 3.07 that are not taken into account in the adjustment of Accrued Interest pursuant to Section 1.02.

          Remittance Date: The 18th day of any month, beginning in the month following the month in which the Cut-off Date occurs, or if such 18th day is not a Business Day, the first Business Day immediately following.

          REO Property: A Mortgaged Property acquired by the Owner or the Company on behalf of the Owner through foreclosure or deed in lieu of foreclosure.

          Request for Release: A request for release, the form of which is attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Seller: As to any Mortgage Loan, a Person that executed a Seller's Agreement applicable to such Mortgage Loan.

          Seller's Agreement: An agreement for the origination and sale of Mortgage Loans in the form referred to in the Program Guide or in such other form as has been approved by the Company.

          Servicer: As defined in Section 5.03(c).

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

          Servicing Fee: As to each Mortgage Loan, the annual fee, payable monthly to the Company out of the interest portion of the Monthly Payment received on each Mortgage Loan.

          Servicing Fee Rate: As defined in the Reference Agreement.

          Servicing File: With respect to each Mortgage Loan, the file or files, which may include credit files, retained by the Company consisting of originals of all documents listed in Exhibit C which are not delivered to the Custodian and copies of the documents contained in the Mortgage Loan File the originals of which are delivered to the Custodian pursuant to Section 2.01.

          Static Pool Information: Static pool information as described in Item 1l05(a)(l)-(3) and 1105(c) of Regulation AB.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item l122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

          Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

          Subservicing Agreement: The written contract between the Company and a Subservicer as may be amended from time to time.

          Successor Servicer: Any successor master servicer appointed pursuant to Section 9.01.

          Trade Confirmation: With respect to any pool of Mortgage Loans purchased and sold on any Closing Date, the letter agreement between the Owner and the Company (including any exhibits, schedules and attachments thereto) setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Owner on such Closing Date. A Trade Confirmation may relate to more than one pool of Mortgage Loans to be purchased on one or more Closing Dates hereunder.

          Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

          Section 1.02. Calculations Respecting Accrued Interest.

          (a) In the case of a Partial Prepayment, the Accrued Interest on the Remittance Date in the next succeeding month shall be reduced by one month's interest at the Mortgage Loan Remittance Rate on the amount of such Partial Prepayment. In the case of a Full Prepayment, the Accrued Interest on the Remittance Date in the next succeeding month shall be reduced by the excess, if any, of (i) one month's interest at the applicable Mortgage Loan Remittance Rate on the Principal Balance of such Mortgage Loan, over (ii) the amount of any payment of interest which accompanied such Full Prepayment (after adjustment for the Servicing Fee for the number of days covered by such payment of interest).

          (b) In the event that the Liquidation Proceeds with respect to any Mortgage Loan (net of amounts payable or reimbursable therefrom pursuant to Sections 3.07(iii) and 3.07(iv) are less than the Principal Balance of such Mortgage Loan, together with one month's interest thereon at the applicable Mortgage Loan Remittance Rate, the Accrued Interest on the Remittance Date in the next succeeding month shall be reduced by the amount of such insufficiency.

          (c) In the event that any amount or amounts shall be withdrawn from amounts attributable to the Mortgage Loans on deposit in the Custodial Account pursuant to clauses (ii), (iii) (other than for servicing compensation), (iv),
(v), (vi), (vii), (viii) or (ix) of Section 3.07 and the related withdrawal or withdrawals shall not be reflected in any adjustment required pursuant to subsections (a) and (b) above, the Accrued Interest on the immediately succeeding Remittance Date shall be reduced by the total of such amounts so withdrawn to the extent such amounts would result in a shortfall of Accrued Interest.

          (d) In the event that as of the end of any Due Period, for any reason (including, without limitation, acquisition of title to the underlying Mortgaged Property through foreclosure or acceptance of a deed in lieu of foreclosure, application of the Servicemembers' Civil Relief Act or similar legislation or regulations as in effect from time to time, or a Debt Service Reduction or a Deficient Valuation), less than the full amount of the interest portion of the Monthly Payment at the Mortgage Loan Remittance Rate due on the Due Date in such Due Period on any Mortgage Loan is deposited in the Custodial Account and no Monthly Advance is made or required to be made in respect thereof, the Accrued Interest on the immediately succeeding Remittance Date shall be reduced by the amount of such insufficiency.

          (e) In the event that on or in the month of any Due Date (after adjustment for the Servicing Fee) more than one month's interest at the applicable Mortgage Loan Remittance Rate on the Principal Balance of any Mortgage Loan is deposited in the Custodial Account as a result of late recoveries of interest in respect of which no Monthly Advance was made in respect of such amount, the Accrued Interest on the immediately succeeding Remittance Date shall be increased by the amount of such excess.

          (f) All references to the Principal Balance of any Mortgage Loan in this Section 1.02 are to the Principal Balance of such Mortgage Loan as of the close of business on the Remittance Date immediately preceding the Remittance Date in respect of which the Accrued Interest thereon is being adjusted pursuant to the applicable subsection of this Section 1.02 or, in the case of the first Remittance Date, as of the Cut-off Date.

                                   ARTICLE II

                          Conveyance of Mortgage Loans

          Section 2.01. Conveyance of Mortgage Loans; Possession of Mortgage Files.

          (a) The Company, simultaneously with the execution and delivery of the Reference Agreement, shall hereby sell, transfer and assign, without recourse, subject to this Agreement and related Reference Agreement, to the Initial Owner the Ownership Interest comprising all the right, title and interest of the Company in and to the Mortgage Loans, including all interest at the applicable Mortgage Loan Remittance Rate and principal received on or due with respect to the Mortgage Loans after the Cut-off Date set forth in the applicable Reference Agreement (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date) on a servicing retained basis.

          (b) In connection with the Company's sale of the Mortgage Loans to the Initial Owner pursuant to the Reference Agreement, the Company shall deliver to, and deposit with, the Custodian, as the duly appointed agent of the Owner for such purpose ten Business Days before the related Closing Date, the following original documents or instruments (or copies thereof as permitted by this Section) (collectively, the "Mortgage Loan Documents") with respect to each Mortgage Loan so assigned:

          (i) The original Mortgage Note, endorsed in blank by the Company without recourse, and showing an unbroken chain of endorsements from the originator thereof to the Company;

          (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

          (iii) Unless the Mortgage Loan is registered on the MERS(R) System, an unrecorded original Assignment of the Mortgage from the Company in blank, which shall be in recordable form and acceptable for recording under the laws of the jurisdiction where the Mortgaged Property is located;

          (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Company (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

          (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement;

          (vi) the original mortgagee title insurance policy;

          (vii) the original of any guarantee executed in connection with the Mortgage Note; and

          (viii) the original PMI or LPMI Policy or certificate, if private mortgage guaranty insurance is required pursuant to the Agreement.

          In the event that the Company has been notified by the Custodian that it has delivered to the Custodian any Mortgage Note endorsed in blank or Assignment of Mortgage in blank by a party other than the Company, the Company shall, or shall cause the Custodian to, prior to the related Closing Date, complete the endorsement of the Mortgage Note and Assignment of Mortgage into the name of the Company and deliver an endorsement in blank by the Company and an Assignment of the Mortgage from the Company in blank.

          (c) Notwithstanding the provisions of Section 2.01(b), in the event that in connection with any Mortgage Loan the Company cannot deliver on the related Closing Date the original of the Mortgage, any assignment, modification or assumption agreement (or a copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon on or prior to the related Closing Date because of
(i) a delay caused by a public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver to the Custodian a copy of such Mortgage, assignment, modification or assumption agreement, certified by an authorized signatory of the Company to be a true and correct copy thereof. The Company shall promptly deliver to the Custodian such Mortgage, assignment, modification, assumption agreement or preferred loan agreement with evidence of recording indicated thereon in accordance with Section 2.01(b).

          In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will, at the Owner's request and the Company's sole cost and expense, cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Owner by including (or, if applicable, deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the code in the field "Pool Field" which identifies the series in which such loans were sold. The Company further agrees that it will not alter the code referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

          (d) The Company shall maintain a Servicing File or files consisting of the documents set forth in Exhibit C not delivered to the Custodian. The possession of each Servicing File by the Company is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Owner, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Owner and shall be retained and maintained by the Company, in trust, at the will of the Owner and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Sections 2.04 or 2.05.

          The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

          (e) Any documents required to be delivered to the Custodian by the Company pursuant to this Section 2.01 which are in the possession or control of the Company or a Subservicer and which are not delivered to the Custodian or are requested from the Custodian in connection with the servicing of the Mortgage Loans are and shall be held by the Company, either directly or through the related Subservicer, in trust for the benefit of the Owner.

          The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Owner.

          Section 2.02. Acceptance by the Initial Owner. The Initial Owner acknowledges receipt by the Custodian as the duly appointed agent of the Owner of the documents referred to in Section 2.01 above and declares that the Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to the Custodian as its agent, in trust for the use and benefit of the Initial Owner and any other future Owner.

          The Owner or its Custodian shall review each Mortgage File delivered to it to ascertain that all required documents have been executed and received. If the Owner or the Custodian determines that any document or documents constituting a part of the Mortgage File are missing or defective, the Owner shall so notify the Company. If such omission or defect materially and adversely affects the interests of the Owner, the Company shall correct or cure such omission or defect within 90 days from the date the Company was notified of such omission or defect and, if the Company does not correct or cure such omission or defect within such period, the Company shall repurchase the related Mortgage Loan by depositing the Purchase Price for such Mortgage Loan in the Custodial Account; provided, however, that if the Company is unable to deliver a document because of (i) a delay caused by a public recording office where such document has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare any related assignment, the Company shall not be required to repurchase the related Mortgage Loan until the date that is one year following the related Closing Date. Upon receipt by the Owner of written notification of the deposit by the Company of the Purchase Price in the Custodial Account, the Owner shall cause the Custodian to release to the Company the related Mortgage File and the Owner shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee any Mortgage Loan released pursuant hereto.

          The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 5.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

          Section 2.03. Assignment of Mortgage Loans. The Initial Owner shall have the right to assign its interest under this Agreement with respect to some or all of the Mortgage Loans in whole but not in part and designate any person to exercise any rights of the Owner hereunder with respect to some or all of the Mortgage Loans, and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to the Mortgage Loans; provided, however, that the Mortgage Loans shall at all times be subject to the terms of this Agreement; and the Company shall be given at least ten (10) days' prior written notice before any such assignment shall be effective. Prior to assigning its interests under this Agreement, the Owner shall deliver a copy of this Agreement to such assignee or designee. Each assignee or designee may assign its interest in the Mortgage Loans owned by it in whole, and not in part. No sale or transfer of the Mortgage Loans or assignment of this Agreement shall be binding upon the

Company for any purpose under this Agreement unless the Owner proposing to make such sale, transfer or assignment and its prospective assignee have executed and delivered to the Company (with a copy to the Custodian) an assignment and assumption agreement in the form of Exhibit D annexed hereto and the Company has acknowledged such agreement. The Owner shall not sell any Mortgage Loans in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

          The sale of the Mortgage Loans has not been registered or qualified under the Securities Act or any state securities law. No sale, transfer, pledge or other disposition of the Mortgage Loans or any interest therein shall be made by the Owner unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. The Company is not obligated to register or qualify the Mortgage Loans under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the Mortgage Loans without registration or qualification.

          Upon compliance with the foregoing conditions and receipt of an assignment and assumption agreement executed by the Owner and its prospective assignee and acknowledged by the Company, the Company shall make the appropriate notations in its books to reflect the sale of the affected Mortgage Loans to such assignee, such assignee shall accede to the rights and the obligations of the Owner hereunder with respect to such Mortgage Loans, and the Owner shall be released from its obligations hereunder with respect to such Mortgage Loans that have been sold in accordance with this Agreement. For the purposes of this Agreement, the Company shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the books and records of the Company show such Person as the Owner of such Mortgage Loans. The Company shall not be responsible for expenses incurred by the Owner or any transferee in connection with any sale or transfer pursuant to this Section 2.03.

          Section 2.04. Representations and Warranties of the Company With Respect to Individual Mortgage Loans. The Company hereby represents and warrants to the Initial Owner that as of the Closing Date or such other date specifically provided for herein, unless otherwise specified in the Reference Agreement:

          (i) All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No Mortgage Loan is one month or more delinquent in payment of principal and interest and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Closing Date unless otherwise specified in the related Trade Confirmation;

          (ii) The information set forth in the Mortgage Loan Schedule delivered to the Owner with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished. The Mortgage Loan is in compliance with all requirements set forth in the related Trade Confirmation. The characteristics of the related Mortgage Pool as set forth in the related Trade Confirmation are complete, true and correct;

          (iii) Each Mortgage Loan has been closed and fully disbursed, and immediately prior to the sale of the Mortgage Loans to the Initial Owner, the Company had good title to, and was the sole owner of, each Mortgage Loan and the assignment of each Mortgage Loan by the Company validly transfers such Mortgage Loan to the Initial Owner free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation);

          (iv) With respect to each Mortgage Loan, the Mortgage creates a valid first lien on the related Mortgaged Property subject only to (1) the lien of current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the Mortgage acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the value, use, enjoyment and marketability of the Mortgaged Property;

          (v) There is no default, breach, violation or event of acceleration existing under the Mortgage Note or Mortgage and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration; and neither the Company nor, has any Seller or Subservicer waived any such default, breach, violation or event of acceleration;

          (vi) The Mortgaged Property is free of damage and is in good repair, and no notice of condemnation has been given with respect thereto and the Company knows of nothing involving any Mortgaged Property that could reasonably be expected to adversely affect the value or marketability of any Mortgaged Property;

          (vii) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy described under clause (xii) below;

          (viii) Each Mortgage Loan as of the time of its origination complied in all material respects with all applicable local, state and federal laws;

          (ix) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (1) in the case of a Mortgage that is a deed of trust, by trustee's sale, (2) by summary foreclosure, if available under applicable law, and (3) otherwise by foreclosure, and there is no homestead or other exemption or dower, curtesy or other rights or interests available to the Mortgagor or the Mortgagor's spouse that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and rights of redemption. During the term of the applicable Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws;

          (x) With respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving;

          (xi) Except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the Company or the Subservicer to the trustee under any Mortgage that is a deed of trust;

          (xii) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac (including adjustable rate endorsements), issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (iv) of this Section 2.04) the Company, its successors and assigns, as to the first priority lien of the Mortgage, in the original principal amount of the Mortgage Loan (or to the extent that a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage) and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment, unless the Mortgaged Property is located in the State of Iowa and an attorney's certificate has been provided in accordance with Fannie Mae servicing practices and procedures. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Company, its successors and assigns, is the sole insured of such lender's title insurance policy and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property and against encroachments by or upon the Mortgaged Property or any interest therein. No claims have been made under such lender's title insurance policy, and no prior holder or servicer of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

          (xiii) No Mortgagor has any right of rescission, offset, defense or counterclaim as to the related Mortgage Note or Mortgage except as may be provided under the Servicemembers' Civil Relief Act, as amended; and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

          (xiv) Each Mortgage Note constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. No error, negligence, fraud or similar occurrence was committed by any person in connection with the origination of the Mortgage Loan, including without limitation, the Mortgagor, any appraiser, any builder or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

          (xv) All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and the building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property; No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

          (xvi) The Company is a member of MERS, in good standing, and current in payment of all fees and assessments imposed by MERS, and has complied with all rules and procedures of MERS in connection with its assignment on the MERS(R) System to the Initial Owner;

          (xvii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

          (xviii) The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. Any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note. With respect to escrow deposits and escrow payments, if any, required pursuant to the Mortgage Loan, all such payments are in the possession of, or under the control of, the Subservicer or the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the Company by the Mortgagor have been capitalized under the Mortgage or the related Mortgage Note and no such escrow deposits or escrow payments are being held by the Company for any work on a Mortgaged Property which has not been completed;

          (xix) Each Mortgage Loan was originated (1) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (2) by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended, or (3) by a mortgage broker or correspondent lender in a manner such that the Mortgage Backed Securities would not fail to qualify as "mortgage related securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

          (xx) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994, referred to as the Homeownership Act or "HOEPA";

          (xxi) None of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of such loan, are referred to as (1) "high cost" or "covered" loans, or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

          (xxii) No Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003 is secured by property located in the State of Georgia. No Mortgage Loan that was originated on or after March 7, 2003 is a "high cost home loan" as defined under the Georgia Fair Lending Act.;

          (xxiii) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.7(b) Revised or any later version referenced in the related Reference Agreement);

          (xxiv) Each Mortgage Loan constitutes a qualified mortgage under
Section 860G(a)(3)(A) of the Code and Treasury Regulations Section
1.860G-2(a)(1);

          (xxv) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Company nor, to the Company's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

          (xxvi) The Company has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 as such laws may apply to the Company (the "Anti-Money Laundering
Laws); No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations. With respect to each Mortgagor, the Company will monitor applicable sanction lists pursuant to, and in accordance with, the Anti-Money Laundering Laws including to determine whether any Mortgagor becomes listed as a "blocked person" for purposes of the OFAC Regulations. In the event a Mortgagor is listed as a "blocked person," the Company shall immediately notify the Owner;

          (xxvii) No proceeds from any Mortgage Loan were used to finance single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

          (xxviii) With respect to each Mortgage Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment, credit property insurance policy or debt cancellation agreement in connection with the origination of the Mortgage Loan or as a condition of obtaining the extension of credit;

          (xxix) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

          (xxx) No Mortgage Loan is a "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7,
2004), "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

          (xxxi) With respect to any Mortgage Loan that is specified in the Mortgage Loan Schedule as containing a provision permitting imposition of a penalty upon a prepayment prior to maturity:

               (A) the originator's pricing methods include mortgage loans with and without prepayment premiums;

               (B) borrowers selecting Mortgage Loans that include such prepayment premiums receive some benefit, (e.g. a rate or fee reduction), in exchange for selecting a Mortgage Loan with a prepayment premium;

               (C) the originator of the Mortgage Loan had a verifiable policy of offering the borrower, or requiring third-party brokers to offer the borrower an array of mortgage loan products that included mortgage loan products with prepayment premiums and mortgage loan products that did not require payment of such a premium;

               (D) pursuant to applicable federal, state and local law, the prepayment premium is (i) disclosed to the borrower in the loan documents and
(ii) permitted;

               (E) notwithstanding any state or federal law to the contrary, the Company shall not impose such Prepayment Charge in any instance when the Mortgage debt is accelerated as the result of the Mortgagor's default in making the Monthly Payments;

               (F) no Mortgage Loan has a prepayment penalty term that extends beyond three years after the date of origination;

          (xxxii) The servicer for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

          (xxxiii) In the event that title to the Mortgaged Property securing any Loan is held in the name of an inter vivos (living) trust, (i) such trust, and the related Mortgaged Loan, is in compliance with all Fannie Mae standards for inter vivos trusts; (ii) holding title to the Mortgaged Property to such trust will not negate any rights of the mortgagee as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; (iii) the trustees of such trust are authorized to mortgage such Mortgaged Property; (iv) the Mortgage is fully enforceable against the trust; (v) the use of such a trust to hold title to a mortgaged property is customary in the jurisdiction in which the related Mortgaged Property is located; and (vi) the Mortgage Note is made to a natural person who is the beneficiary of the trust;

          (xxxiv) The originator of each Mortgage Loan offered the related borrower mortgage loan products for which the borrower qualified and the Company is not aware that the originator encouraged or required the borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers;

          (xxxv) The originator of the Mortgage Loans adequately considered the borrower's ability to make payments by employing underwriting techniques that considered a variety of factors, such as: the borrower's income, assets and liabilities, and not solely the collateral value, in deciding to extend the credit at the time of origination;

          (xxxvi) No borrower under a Mortgage Loan was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorney's fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fee and charges, in total do not exceed 0.25 percent of the loan amount;

          (xxxvii) No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

          (xxxviii) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation;

          (xxxix) No Mortgage Loan that is a "residential mortgage transaction" within the meaning of the federal Truth in Lending Act, Regulation Z, 12 CFR
Section 226.2, has either an "annual percentage rate" or "total points and fees" payable by the borrower that exceeds the applicable thresholds under HOEPA;

          (xl) The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xli) The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Owner and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

          (xlii) Hazard Insurance. All buildings or other improvements upon the Mortgaged Property are insured by an insurer acceptable to Freddie Mac and Fannie Mae against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.09. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of Section
3.09. All premiums that were due and payable with respect to such hazard insurance policies on or prior to the Closing Date have been paid. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The Company has not engaged in, and has no knowledge of the Mortgagor, any Subservicer or any prior originator or subservicer having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, unlawful commission, unlawful kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

          (xliii) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

          (xliv) Location and Type of Mortgaged Property. The Mortgaged Property is a fee simple property located in the state identified in the related Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the Program Guide regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. The Mortgaged Property is not a mixed-use property or a commercial property;

          (xlv) Doing Business. All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) (a) organized under the laws of such state, (b) qualified to do business in such state, (c) federal savings and loan associations or national banks having principal offices in such state, or (d) not doing business in such state;

          (xlvi) LTV, PMI Policy. At origination, no Mortgage Loan had a LTV greater than 95% and no Mortgage Loan had a CLTV greater than 100% (or such other percentages as stated in the related Trade Confirmation). The original LTV of the Mortgage Loan either was not more than 80% (or such other percentage as stated in the related Trade Confirmation), or (i) the excess over 75% is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to (A) 80% (or such other percentage as stated in the related Trade Confirmation) or (B) that amount for which Fannie Mae no longer requires such insurance to be maintained, or (ii) is subject to an LPMI Policy, which will stay in effect for the life of the Mortgage Loan. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith; provided, that, with respect to LPMI Loans, the related Servicer is obligated thereunder to maintain the LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

          (xlvii) Payments on the Mortgage Loan shall commence (with respect to any newly originated Mortgage Loans) or commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate calculated and payable in arrears. With respect to each Mortgage Loan, unless otherwise specified on the Mortgage Loan Schedule, the Mortgage Note is payable on the first day of each month in Monthly Payments, which (i) in the case of an adjustable, fully amortizing Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate and (ii) in the case of a balloon loan, are based on a fifteen (15) or thirty (30) year amortization schedule, as set forth in the related Mortgage Note, and a final Monthly Payment substantially greater than the preceding Monthly Payment which is sufficient to amortize the remaining principal balance of the balloon loan and to pay interest at the related Mortgage Interest Rate. The Index for each adjustable Mortgage Loan is as specified in the Mortgage Loan Schedule. The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan;

          (xlviii) No "Buydowns". No Mortgage Loan contains provisions pursuant to which Monthly Payments are (A) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor, or anyone on behalf of the Mortgagor, (B) paid by any source other than the Mortgagor or (C) contains any other similar provisions which may constitute a "buy-down" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (xlix) No Construction or Rehabilitation Loans. No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

          (l) Conformance with Program Guide. The Mortgage Loan was underwritten in accordance with the Program Guide as in effect at the time the Mortgage Loan was originated.

          (li) Except as otherwise stated on the Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

          (lii) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage;

          (liii) Condominiums/Planned Unit Developments. If the dwelling on the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae and Freddie Mac eligibility requirements;

          (liv) Due on Sale. The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

          (lv) Consolidation of Future Advances. Any principal advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to

Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (lvi) Downpayment. Except for Mortgage Loans originated under the Stated Income/Stated Asset, No Income/No Asset, and No Doc programs, the Company requires cash to close to be sourced and verified, and electronic verifications are acceptable. Each Mortgagor was required to explain satisfactorily and document any recent large deposits if used to qualify for the Mortgage Loan;

          (lvii) Appraisal. Unless otherwise specified in the related Mortgage Loan Schedule, the Mortgage File contains an appraisal of the related Mortgage Property which satisfied the standards of Fannie Mae and Freddie Mac and was made and signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Company (i) who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof and who met the minimum qualifications of Fannie Mae and Freddie Mac, and (ii) whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Unless otherwise specified in the related Mortgage Loan Schedule, the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

          (lviii) Servicemembers Civil Relief Act. The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

          (lix) Regarding the Mortgagor. The Mortgagor is one or more natural persons. No Mortgagor is the obligor on more than two Mortgage Notes;

          (lx) Compliance with Texas Law Requirements. Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code. With respect to each Texas Refinance Loan that is a Cash-Out Refinancing, the related Mortgage Loan Documents state that the Mortgagor may prepay such Texas Refinance Loan in whole or in part without incurring a Prepayment Charge. The Company does not collect any such Prepayment Charges in connection with any such Texas Refinance Loan;

          (lxi) Interest Rate Calculation. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

          (lxii) Tax Service Contract. The Company has obtained a life of loan, transferable real estate Tax Service Contract on each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Owner;

          (lxiii) Flood Certification Contract. The Company has obtained a life of loan, transferable flood certification contract for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Owner;

          (lxiv) Leaseholds. No mortgaged property is secured by a leasehold, cooperative or manufactured housing. No Mortgage Loans are agricultural loans;

          (lxv) MERS Assignments. With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the related Mortgage Loan Schedule. The related assignment of Mortgage to MERS has been duly and properly recorded;

          (lxvi) MERS Notice of Liens. With respect to each MERS Mortgage Loan, the Company has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

          (lxvii) None of the Mortgage Loans are simple interest Mortgage Loans;

          (lxviii) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Company to the Owner, the Company has full right and authority and is not precluded by law or contract from furnishing such information to the Owner;

          (lxix) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Except as otherwise stated on the Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

          (lxx) No Mortgage Loan will be paid in full on or prior to the related Closing Date;

          (lxxi) Debt-to-Income Ratio. Each Mortgagor has a debt-to-income ratio of less than or equal to 55%;

          (lxxii) The Mortgagor is either (A) a citizen of the United States or
(B) a permanent resident alien who is legally able to maintain permanent residency in the United States and holds an alien registration card ("green card") that is valid and current;

          (lxxiii) Except as otherwise specified in the Mortgage Loan Schedule, no Mortgage Loan was originated on a date prior to one year from the related Closing Date;

          (lxxiv) The Company has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Owner in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Owner. No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy,

PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

          (lxxv) FICO Scores. Each Mortgage Loan has a non-zero FICO score and a minimum FICO score of 620;

          (lxxvi) No Mortgage Loan secured by a Mortgaged Property in the State of Ohio which closed on or after January 1, 2007 was originated pursuant to a no income/no asset documentation program or any other program pursuant to which the related Mortgagor was not required to disclose income. Each Mortgage Loan secured by a Mortgaged Property in the State of Ohio which closed on or after January 1, 2007, was originated in compliance with the Ohio Consumer Sales Practices Act (Oh. Rev. Stat. 1345.01 et seq.) and the regulations promulgated thereunder and was made only after reasonable and appropriate methods were used to determine the borrower's repayment ability, including without limitation, employment verification for stated income loans, which have been properly documented and verified;

          (lxxvii) Each Mortgage Loan secured by a Mortgaged Property located within the "Pilot Program Area" in Cook County in the State of Illinois was originated in compliance with Illinois Public Act 94-280 (Illinois H.B. 4050), known as the Predatory Lending Database Pilot Program Act (765 ILCS 77/70)). The term "Pilot Program Area" refers to the following zip codes: 60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643, and 60652. Every such Mortgage
Loan, regardless of the originator, recorded on or after September 1, 2006, and closed on or before January 19, 2007, was validly recorded with the Cook County Recorder of Deeds along with either a Certificate of Compliance or Exempt Certificate issued by the Illinois Department of Financial and Professional Regulation as a cover sheet. No material changes were made to any such Mortgage Loan from the time that the loan file was submitted to the Illinois Department of Financial and Professional Regulation for a Certificate of Compliance or Exempt Certificate until the date of settlement; and

          (lxxviii) Each Mortgage Loan with a property valuation issued under an automated valuation model (AVM) has a Mortgagor with a FICO score greater than 620, a maximum loan balance of $800,000 in principal amount and a maximum Loan-to-Value Ratio at origination of 80%.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 herein and Section 4 of the Reference Agreement shall survive the sale of the Mortgage Loans and shall inure to the benefit of the Owner, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by either the Company or the Owner of a breach of any of the foregoing representations and warranties herein and Section 4 of the Reference Agreement that materially and adversely affects the interest of the Owner in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Within 60 days of its discovery or its receipt of notice of any such breach, the Company shall (i) cure such breach in all material respects or (ii) repurchase such Mortgage Loan at the Purchase Price. Notwithstanding the above sentence, within 60 days of the earlier of either discovery by, or notice to, the Company of any breach of the representations or warranties set forth in clauses (viii), (xxii), (xxx), (xxxi), (xxvii), (xxxii), (xxxiv), (xxxv), (xxxvi), (xxxvii) and (xxxix) of Section 2.04, the Company shall repurchase such Mortgage Loan at the Purchase Price, together with all expenses incurred by the Owner as a result of such repurchase.

          The Purchase Price for the repurchased Mortgage Loan shall be deposited by the Company in the Custodial Account and, upon receipt by the Owner of such Purchase Price, the Owner shall cause the Custodian to promptly deliver the related Mortgage File to the Company. The Company shall prepare the Assignment of the related Mortgage for execution by or at the direction of the Owner, as applicable, and shall pay all costs and expenses reasonably incurred by the Owner in effecting the reconveyance of a repurchased Mortgage Loan including, without limitation, the cost of recording the Assignment of the related Mortgage for any Mortgage Loan that is not registered with MERS. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Owner.

          With respect to those representations and warranties that are made to the best of the Company's knowledge, if it is discovered by the Company or the Owner that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Owner (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Owner in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), notwithstanding the Company's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

          In addition to such cure or repurchase obligation, the Company shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Section 2.04. It is understood and agreed that the obligations of the Company set forth in this Subsection 2.04 to cure or repurchase a defective Mortgage Loan and to indemnify the Owner as provided in this Subsection 2.04 constitute the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.

          Section 2.05. General Representations and Warranties of the Company. The Company hereby represents and warrants to the Owner that as of the Closing Date or such other date specifically provided for herein:

          (i) The Company is duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement and duly licensed in each state in which the failure to be licensed will have a material adverse effect on the ability of the Company to perform its obligations under this Agreement; no licenses or approvals obtained by the Company have been suspended or revoked by any court, administrative agency, arbitrator or governmental body in a manner that would result in a material adverse effect on the ability of the Company to perform its obligations under this Agreement and no proceedings are pending that would result in such a suspension or revocation;

          (ii) The Company has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement. The Company has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement;

          (iii) The execution and delivery of this Agreement by the Company and its performance and compliance with the terms of this Agreement will not violate the Company's Certificate of Formation or Limited Liability Company Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to the Company or any of its assets or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject;

          (iv) This Agreement, assuming due authorization, execution and delivery by the Initial Owner, constitutes a valid, legal and binding obligation of the Company, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (v) No litigation is pending or, to the best of the Company's knowledge, threatened against the Company that would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company or, or compliance by the Company with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals authorizations or orders, if any, that have been obtained prior to the Closing Date;

          (vii) The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act, with the facilities, procedures, and experienced personnel necessary for the servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements;

          (viii) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of the Company's knowledge threatened against the Company which, either in any one instance or in the aggregate (i) may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or (ii) would prohibit the Company from entering into this Agreement or seek to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (iii) would otherwise draw into question the validity of this Agreement or the Mortgage Loans, or (D) would be likely to prohibit or impair materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement;

          (ix) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading;

          (x) Sale Treatment. The disposition of the Mortgage Loans shall be treated as a sale on the books and records of the Company. The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes. The Company shall clearly mark its books and records to reflect the ownership of such Mortgage Loan by the Owner;

          (xi) Financial Statements. The Company has delivered to the Owner consolidated financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

          (xii) No Brokers' Fees. The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

          (xiii) Fair Consideration. The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

          (xiv) Neither the Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans in any manner or taken any other action that would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor has it authorized any person to act, in such manner with respect to the Mortgage Loans; and

          (xv) If the Initial Owner is not a Plan that is subject to ERISA or
Section 4975 of the Code and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan, the transfer of the Mortgage Loans will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

          Section 2.06. Representations, Warranties and Covenants of the Initial Owner. The Initial Owner hereby represents and warrants to and covenants with, the Company that as of the Closing Date:

          (i) The Initial Owner understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state. The Initial Owner is acquiring the Mortgage Loans for investment for its own account only and not with a view to or for sale or other transfer in connection with any distribution of the Mortgage Loans in any manner that would violate the Securities Act or any applicable state securities law. The Initial Owner considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans. The Initial Owner has been furnished with all information regarding the Mortgage Loans that it has requested from the Company. Neither the Initial Owner nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans in any manner or taken any other action that would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor has it authorized any person to act, in such manner with respect to the Mortgage Loans;

          (ii) The Initial Owner is not a Plan that is subject to ERISA or
Section 4975 of the Code and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan; and

          (iii) The Initial Owner has the full corporate power and authority to purchase the Mortgage Loans and to execute, deliver and perform and to enter into and consummate all transactions contemplated by this Agreement and the Reference Agreement, has duly authorized the execution and delivery of this Agreement and the Reference Agreement and this Agreement and the Reference Agreement each constitute the legal, valid and binding obligation of the Initial Owner, enforceable against it in accordance with their respective terms.

          The Initial Owner shall indemnify the Company and hold it harmless against any loss, liability or expense incurred in connection with any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Initial Owner's representations, warranties and covenants contained in this Section 2.06.

          Section 2.07. Protection of Consumer Information.

          (a) The Owner and the Company shall keep confidential and shall not, without the prior written consent of the other party, divulge to any party the price paid by the

Owner for the Mortgage Loans, except to the extent that it is appropriate for the Owner or Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

          (b) The Owner and the Company each agree that they (i) shall comply with any applicable laws and regulations regarding the privacy and security of Consumer Information, (ii) shall not use Consumer Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Consumer Information, (iii) shall not disclose Consumer Information to third parties except at the specific written direction of the other party,
(iv) shall maintain adequate physical, technical and administrative safeguards to protect Consumer Information from unauthorized access, and (v) shall immediately notify the other party of any actual or suspected breach of the confidentiality of Consumer Information.

          Each of the Company and the Owner shall indemnify, defend and hold the other party harmless from and against any loss, claim or liability the other party may suffer by reason of the Company's or Owner's respective failure to perform the obligations set forth in this Section 2.07(b).

          Section 2.08. Agency Transfer: Securitization Transaction.

          The Owner and the Company agree that with respect to some or all of the Mortgage Loans, from time to time, the Owner shall:

                    (1)  Effect an Agency Transfer; and/or

                    (2)  Effect a Whole Loan Transfer; and/or

                    (3)  Effect a Securitization Transaction.

in each case retaining the Company as the servicer or sub-servicer thereof, or as applicable the "seller/servicer".

          The Company shall cooperate with the Owner in connection with any Agency Transfer, Whole Loan Transfer or Securitization Transaction contemplated by the Owner pursuant to this Section 2.09; provided, however, that in no event will the obligations of the Company in connection with any such transfer or transaction be greater than those set forth in this Agreement. In that connection, the Company agrees:

          (a) to execute a Reconstitution Agreement that is in form and substance reasonably satisfactory to the Company and its counsel within a reasonable period of time after receipt of such Reconstitution Agreement which time shall be sufficient for the Company and Company's counsel to review such Reconstitution Agreement;

          (b) to cooperate with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures and with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of the documents set forth in Section 2.01 and other related documents, and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

          (c) with respect to any Agency Transfer, Whole Loan Transfer or Securitization Transaction, to make reasonable, customary, accurate and appropriate representations and warranties regarding the Company;

          (d) to deliver to the Owner or any affiliate of the Owner such legal documents as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Owner to be necessary in connection with the Agency Transfer, Whole Loan Transfers or Securitization Transactions, as the case may be, it being understood that the cost of any opinions of outside special counsel that may be required for an Agency Transfer, a Whole Loan Transfer or Securitization Transaction, as the case may be, shall be the responsibility of the Owner;

          (e) to execute and deliver and assignment and assumption agreement substantially in the form of Exhibit D hereto; and

          (f) to provide an enforceability opinion in a customary form with respect to the assignment and assumption agreement.

          In the event the Owner has elected to have the Company hold record title to the Mortgages, prior to a Reconstitution Date the Company or its designee shall prepare an Assignment of Mortgage in blank from the Company, acceptable to Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of an Agency Transfer, Whole Loan Transfer or Securitization Transaction. The Company shall execute each Assignment, track such Assignments to ensure they have been recorded at the expense of the owner and deliver them as required by Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Owner, any note endorsements in connection with any and all Reconstitution Agreements.

          All Mortgage Loans not sold or transferred pursuant to an Agency Transfer, Whole Loan Transfer or Securitization Transaction and any Mortgage Loans repurchased by the Owner shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

          Unless otherwise agreed to between the Company and the Owner, with respect to any Mortgage Pool, the Company will not be obligated to enter into any Reconstitution Agreement in connection with a Securitization Transaction or Agency Transfer in excess of any express restrictions set forth in the related Reference Agreement and related Trade Confirmation.

                                   ARTICLE III

                          Administration and Servicing
                                of Mortgage Loans

          Section 3.01. Company to Act as Servicer.

          (a) The Company shall act as master servicer, and in such capacity shall service and administer the Mortgage Loans in accordance with this Agreement, the Program Guide and Accepted Servicing Practices, and in connection therewith shall follow such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities for mortgage loans similar to the Mortgage Loans. The Company shall have full power and authority to the extent provided herein, acting alone and/or through the Subservicer as provided in Section 3.02, to do or cause to be done any and all things which it may deem necessary or desirable in connection with such servicing and administration. The Owner shall furnish the Company and any Subservicer with any powers of attorney and other documents necessary or appropriate to enable the Company to service and administer the Mortgage Loans.

          (b) With respect to each Mortgage Loan, the Company will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. For each Mortgage Loan, the Company agrees that it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

          Section 3.02. Agreements Between Company and Subservicer. The Company may enter into one or more Subservicing Agreements with one or more Subservicers for the servicing and administration of the Mortgage Loans. Each Subservicer shall be approved by the Company as a servicer in accordance with the terms and conditions of the Program Guide and shall be entitled to receive and retain a subservicing fee in respect of the related Mortgage Loans to be paid out of the Servicing Fee. In no event will the subservicing fee exceed the Servicing Fee. References in this Agreement to actions taken or to be taken by the Company in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Company. Each Subservicing Agreement will be upon such terms and conditions as are required or permitted by the Program Guide and are not inconsistent with this Agreement. Any Subservicing Agreement shall be deemed to be between the Subservicer and the Company alone and the Owner shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as hereinafter set forth in this Section 3.02.

          The Company further is authorized and empowered by the Owner, in its own name or in the name of the Subservicer, when the Company believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Owner any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Owner and its successors and assigns. The cost of any such registration, removal, assignment or re-recording shall be paid by the Owner.

          The Company shall be entitled to terminate any Subservicing Agreement that may exist and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Company or the Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Company, and the Company shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

          The Company shall remain obligated and primarily liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans.

          In the event the Company shall for any reason no longer be the master servicer of the Mortgage Loans hereunder, the Successor Servicer appointed pursuant to Section 9.01, if any, or the Owner, as the case may be, shall thereupon assume all of the rights and obligations of the Company under each Subservicing Agreement that may have been entered into, unless the Subservicer or Owner is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms.

          Section 3.03. Collection of Certain Mortgage Loan Payments and Prepayment Charges. The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. Consistent with the foregoing, the Company may in its discretion (a) waive any late payment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) only upon determining that the coverage of such Mortgage Loan by the related mortgage insurance policy if any, will not be affected, extend the Due Dates for the Monthly Payments due on a Mortgage Note in accordance with the Program Guide.

          Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan that is specified on the Mortgage Loan Schedule as having a Prepayment Charge, the Company shall not waive (or permit a Subservicer to waive) any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless:
(i) the Company determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge and the Mortgage Loan, and the waiver of such Prepayment Charge is standard and customary in servicing similar Mortgage Loans (including the waiver of a Prepayment Charge in connection with a refinancing of the Mortgage Loan related to a default or a reasonably foreseeable default) or (ii)
(A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights, generally, or (2) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment, or
(B) the enforceability is otherwise limited or prohibited by subsequent changes in or interpretations of applicable law, or (iii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. In no event will the Company waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Prepayment Charge is waived, but does not meet the standards described above, then the Company is required to deposit into the Custodial Account the amount of such waived Prepayment Charge at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account. Any payments made by the Company in respect of any waived Prepayment Charges pursuant to this Section shall not be part of any REMIC.

          Section 3.04. Principal and Interest Accounts. In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer will be required to establish and maintain one or more principal and interest accounts in accordance with the Program Guide. The Subservicer will generally be required to deposit into such accounts all proceeds of Mortgage Loans received by the Subservicer, less its servicing compensation, and remit such amounts to the Company as described in the Subservicing Agreement.

          Section 3.05. Escrow Accounts. In addition to the principal and interest account described in Section 3.04, the Company shall cause each Subservicer pursuant to the related Subservicing Agreement to establish and maintain one or more escrow accounts for the benefit of the Company and deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, hazard insurance premiums, mortgage insurance policy premiums, if applicable, and comparable items for the account of the Mortgagors.

          Section 3.06. Custodial Account. The Company shall establish and maintain one or more Custodial Accounts, which may be interest bearing accounts. The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Residential Funding Company, LLC, as Servicer, in trust for the Owner of Residential Adjustable Rate Mortgage Loans". The Custodial Account shall be established with a Qualified Depository. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with 3.07. Except as otherwise set forth below, the following payments and collections shall be deposited therein (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date): (i) all payments on account of principal on the Mortgage Loans; (ii) all payments on account of interest on the Mortgage Loans, net of any portion of the Servicing Fee payable to the Company and any Subservicer; (iii) all Insurance Proceeds and Liquidation Proceeds; (iv) any Monthly Advances; (v) all proceeds of any Mortgage Loan repurchased pursuant to Sections 2.02, 2.04 and clause iii) of Section 8.01;
(vi) any amounts required to be deposited pursuant to the first paragraph of
Section 3.08; (vii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, to be paid by the Company out of its own funds without reimbursement therefor, if any, for the month of distribution; provided however, that in no event shall the amount deposited pursuant to this clause (vii) with respect to any month exceed the Servicing Fee received by the Company for such month; and (viii) any amounts required to be deposited by the Company pursuant to Section 3.10 in connection with the deductible clause in any blanket hazard insurance policy.

          With respect to Liquidation Proceeds, Insurance Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02 and 2.04 received in any calendar month, the Company may elect to treat such amounts as included in the Principal Remittance Amount for the Remittance Date in the month of receipt, but is not obligated to do so. If the Company so elects, such amounts will be deemed to have been received on the last day of the month prior to the receipt thereof.

          Section 3.07. Permitted Withdrawals From the Custodial Account. The Company may, from time to time as provided herein, make withdrawals from the Custodial Account for the following purposes:

          (i) to make payments to the Owner in the amounts and in the manner provided for in Section 4.01;

          (ii) to reimburse itself for Monthly Advances, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made;

          (iii) to reimburse itself as to any Liquidated Mortgage Loan from related Liquidation Proceeds for related Monthly Advances, Insured Expenses and Liquidation Expenses, and to reimburse itself for any unpaid servicing compensation on such Liquidated Mortgage Loan;

          (iv) to reimburse itself as to any Mortgage Loan which became an REO Property, from related Liquidation Proceeds for related Insured Expenses and Liquidation Expenses;

          (v) (a) to pay to itself as servicing compensation any interest in respect of Partial Prepayments and any interest earned on or investment income with respect to funds in the Custodial Account and (b) to pay to itself as to each Mortgage Loan the Servicing Fee;

          (vi) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Sections 2.02 and 2.04 all amounts received thereon and not required to be distributed to the Owner;

          (vii) to reimburse itself for any Nonrecoverable Monthly Advance or to reimburse itself for any Liquidation Expenses not previously recovered pursuant to subclauses (iii) and (iv) above;

          (viii) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 5.01;

          (ix) to reimburse itself for any other expenses incurred and reimbursable to it pursuant to Section 3.12 or otherwise; and

          (x) to clear the Custodial Account of all amounts on deposit therein attributable to the Mortgage Loans upon the termination of this Agreement.

          Section 3.08. Permitted Instruments. The Qualified Depository at which the Custodial Account has been established may at the direction of the Company, invest the funds in the Custodial Account in Permitted Instruments, which shall mature not later than the Remittance Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Company and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Company out of its own funds without any right of reimbursement immediately as such losses are realized. As used herein, Permitted Instruments shall include the following:

          (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase obligations with respect to any security described in clause (i) above maturing not more than one month from the date of acquisition thereof provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by any nationally recognized rating agency as investment grade;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a depository institution holding company system, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by any nationally recognized rating agency as investment grade; and provided further that, if the depository or trust company is a principal subsidiary of a depository institution holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the depository institution holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be rated by any nationally recognized rating agency as investment grade;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has a maturity of not more than 30 days and has been rated by any nationally recognized rating agency as investment grade;

          (v) a money market fund or a qualified investment fund rated by any nationally recognized rating agency as investment grade; and

          (vi) other obligations or securities that are acceptable to any nationally recognized rating agency as a Permitted Instrument for a security rated as investment grade, as evidenced in writing.

     In connection with any Securitization Transaction, the Company shall invest only in Permitted Instruments as are permitted by the Rating Agencies rating such Securitization Transaction.

          Section 3.09. Primary Insurance Policies. The Company shall not take any action which would result in non-coverage under any applicable PMI Policy or LPMI Policy or any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is in full force and effect on the Mortgage Loans as of the Cut-off Date, the Company shall keep or cause to be kept in full force and effect each such mortgage insurance policy until the principal balance of the related Mortgage Loan is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Company shall pay or cause the premium for each mortgage insurance policy and LPMI Policy to be paid on a timely basis.

          Section 3.10. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

          (a) The Company shall cause to be maintained for each Mortgage Loan and on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage and flood insurance in accordance with the Program Guide. Each hazard insurance policy must contain or have attached the standard mortgagee clause or commonly accepted by private institutional mortgage investors in the area where the Mortgaged Property is located. The mortgagee clause must provide that the insurance carrier notify the named servicer at lest ten (10) days before the effective date of any termination, reduction or cancellation of the policy.

          Any amounts applied to the Company under any such policies (other than amounts applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Company's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.07. In the event that the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this
Section 3.10(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.10(a) and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself and the Owner, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

          (b) The Company shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy that meets the requirements of Fannie Mae or Freddie Mac, covering the Company's officers and employees and other persons acting on behalf of the Company in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac with respect to the Company if the Company were servicing and administrating the Mortgage Loans for Fannie Mae or Freddie Mac in addition to other mortgage loans being serviced and administered by the Company.

          Section 3.11. Enforcement of Due-On-Sale Clauses.

          (a) When any Mortgaged Property is conveyed, the Company shall declare such Mortgage Loan due and payable and shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage in accordance with the Program Guide, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any insurance policy. Notwithstanding the foregoing:

          (i) the Company shall not be deemed to be in default under this
Section 3.11(a) by reason of any transfer or assumption which the Company is restricted by law from preventing; and

          (ii) if the Company determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Company shall not be required to enforce the due-on-sale clause or to contest such action.

          (b) Subject to the Company's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Owner, or if an instrument of release signed by the Owner is required releasing the Mortgagor from liability on the Mortgage Loan, the Company is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Owner, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Company shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any related insurance policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any related Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Company's or the Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Company in accordance with the foregoing, the Custodian shall execute any necessary instruments for such assumption or substitution of liability as directed by the Company. Upon the closing of the transactions contemplated by such documents, the Company shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fees collected by the Company or the related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Company or such Subservicer as additional servicing compensation.

          (c) The Company or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. Any fee collected by the Company or the related Subservicer for processing such a request will be retained by the Company or such Subservicer as additional servicing compensation.

          (d) Subject to any other applicable terms and conditions of this Agreement, the Company shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Company with a certification as to the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment and
(iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon its approval of such assignment in lieu of satisfaction with respect to any Mortgage Loan, the Company shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Company shall treat such amount as a Full Prepayment with respect to such Mortgage Loan for all purposes hereof.

          Section 3.12. Realization Upon Defaulted Mortgage Loans.

          (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.03. In connection with such foreclosure or other conversion, the Company shall, consistent with this Agreement, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to the Owner after reimbursement to itself for such expenses and
(ii) that such expenses will be recoverable to it through Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.07. In the event of a determination by the Company pursuant to this Section 3.12(a), the Company shall be entitled to reimbursement of its funds so expended pursuant to
Section 3.07. The Company shall be responsible for all other costs and expenses incurred by it in any such proceeding; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.07.

          (b) Any proceeds collected by the Subservicer and received by the Company with respect to any Mortgage Loan, including without limitation, Insurance Proceeds, Liquidation Proceeds or any other proceeds realized with respect to the sale of the Mortgage Loan (other than any such amounts relating to REO Property) shall be applied as follows: first, to reimburse the Subservicer and the Company for all unreimbursed Monthly Advances with respect to such Mortgage Loan and servicing advances and expenses incurred by the Subservicer and the Company with respect to such Mortgage Loan in accordance with the Program Guide and this Agreement, including without limitation, taxes, assessments and hazard insurance premiums; second, to pay to the Company any unpaid Servicing Fees owed with respect to the related Mortgage Loan; third, to pay to the Owner an amount equal to accrued and unpaid interest on the Principal Balance of such Mortgage Loan at the Mortgage Loan Remittance Rate to the Due Date prior to the Remittance Date on which such amounts are to be distributed; fourth, to pay to the Owner an amount equal to the Principal Balance of such Mortgage Loan; and fifth, to pay to the Company any amounts remaining.

          Section 3.13. Owner to Cooperate; Release of Mortgage Files.

          (a) Upon becoming aware of the payment in full of any Mortgage Loan or upon the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company will immediately notify the Custodian by delivering to the Custodian a Request for Release. The Owner shall cause the Custodian to release the related Mortgage File to the Company within five Business Days of the Custodian's receipt of such Request for Release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to funds attributable to the Mortgage Loans on deposit in the Custodial Account.

          (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Company will deliver to the Custodian a Request for Release. The Owner shall cause the Custodian to deliver the related Mortgage File, as requested, to the Company promptly up receipt of such Request for Release. The Company shall cause each Mortgage File so released to be returned to the Custodian when the need therefor by the Company no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially.

          Section 3.14. REO Property. In the event that title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale to the REO Property shall be taken in the name of the Company, or in the name of such other Person or Persons as requested by the Owner, provided, however, that title to the REO Property shall not be taken in the name of the Company unless the Company shall not suffer any adverse tax, financial, regulatory or licensing consequences as a result of obtaining record title to the REO property. The Person or Persons other than the Company or Owner holding record title to an REO Property shall acknowledge in writing that such title is being held as nominee for the Owner.

          The Company by itself or through an affiliate shall manage or cause the Subservicer to manage the REO Property in accordance with the terms and provisions of the Program Guide and in a manner that is consistent with the manner in which it would manage its own property, and in a manner that is in the best interests of the Owner. Any proceeds collected by the Subservicer after the date on which such Mortgaged Property became an REO Property (the "Acquisition Date"), including without limitation, insurance, liquidation or any proceeds realized with respect to the sale or rental of the REO Property (collectively, the "Cash Receipts") shall be promptly applied as follows: First, to pay the commission of the broker, if any, who introduced the purchaser of the REO Property to the Subservicer; and Second, to reimburse the Subservicer and the Company for all unreimbursed Monthly Advances and pre and post Acquisition Date cash outlays made by the Subservicer and the Company (or such affiliate) with respect to such REO Property in accordance with the Program Guide, including without limitation, taxes, assessments and hazard insurance premiums. All Cash Receipts remaining thereafter shall be distributed to the Owner on the first Remittance Date which occurs two calendar months after the sale of the REO Property.

          The Company and the Owner hereby agree that the Subservicer shall be relieved of its obligation, as set forth in the Program Guide, to advance to the Company on the 18th day of the month following the Acquisition Date uncollected principal and net interest with respect to the Mortgage Loan relating to the REO Property.

          Section 3.15. Reports and Returns to Be Filed by the Company. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any

Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

          Section 3.16. Compliance With REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company (i) shall manage, conserve, protect and operate each REO Property in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code; and (ii) shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (A) endanger the status of the REMIC as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

          Section 3.17. Right to Examine Company Records. The Owner shall have the right to examine and audit any and all of the books, records, or other information of the Company relating to this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

          Section 3.18. Real Estate Owned Reports. Together with the statement furnished pursuant to Section 4.02, the Company shall furnish to the Owner on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Owner shall reasonably request.

          Section 3.19. Notification of Adjustments. On each Adjustment Date, the Company shall make interest rate adjustments for each adjustable Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Company shall deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Company also shall provide timely notification to the Owner of all applicable data and information regarding such interest rate adjustments and the Company's methods of implementing such interest rate adjustments. Upon the discovery by the Company or the Owner that the Company has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

                                   ARTICLE IV

                              Payments to the Owner

          Section 4.01. Distributions. On each Remittance Date the Company shall distribute to the Owner of record on the next preceding Record Date in immediately available funds by wire transfer to the account of such Owner in accordance with the wire instructions set forth in, or provided to the Company in accordance with, Section 9.04, the Remittance Amount payable to such Owner.

          Section 4.02. Statements to the Owner. On or prior to each Determination Date, the Company shall forward in electronic format to the Owner a monthly report in Microsoft Excel format with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month setting forth certain information in respect of the Mortgage Loans including the following:

          (i) the amount, if any, of such distribution allocable to principal and/or interest;

          (ii) the amount of related servicing compensation received by the Company and the Subservicer and such other customary information as the Company deems necessary or desirable to enable the Owner to prepare its tax returns;

          (iii) the number and aggregate Principal Balance of the Mortgage Loans at the close of business on such Remittance Date after giving effect to all distributions allocable to principal made on such Remittance Date, including, for this purpose, the Principal Balances of all Mortgage Loans purchased pursuant to Section 2.02 or 2.04 the proceeds of which are being distributed on such Remittance Date;

          (iv) on the basis of the most recent reports furnished to it by the Subservicer, the number and aggregate principal balances of Mortgage Loans in each Mortgage Pool delinquent (a) one month, (b) two or more months, and (c) the number and aggregate balance of Mortgage Loans that are in foreclosure;

          (v) the number and aggregate balance of REO Properties; and

          (vi) the Pass-Through Rate for such Remittance Date.

          Within a reasonable period of time after the end of each calendar year, the Company shall furnish to the Owner a statement containing the information set forth in clauses (i) and (iii) above aggregated for such calendar year. Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Company pursuant to any requirements of the Code as from time to time in force.

          Section 4.03. Distribution Reports; Monthly Advances by the Company. Prior to the close of business on the Business Day next succeeding each Determination Date, the


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

Company shall furnish a statement to the Owner setting forth the amount to be distributed on the next succeeding Remittance Date on account of principal of and interest on the Mortgage Loans. Prior to such time as title to a Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, on or before each Remittance Date, the Company shall either (i) deposit in the Custodial Account an amount equal to the Monthly Advance, if any, or (ii) cause to be made an appropriate entry in the records of the Custodial Account that funds in such account that are being held for future distribution or withdrawal or which do not belong to the Owner have been used by the Company in discharge of any such Monthly Advance or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly Advance. Any funds being held for future distribution to the Owner and so used shall be replaced by the Company by deposit in the Custodial Account on any future Remittance Date to the extent that funds in the Custodial Account relating to the Mortgage Loans on such Remittance Date shall be less than payments to the Owner required to be made on such date.

                                   ARTICLE V

                            Regulation AB Compliance

          Section 5.01. Intent of the Parties; Reasonableness.

          The Owner and the Company acknowledge and agree that the purpose of this Article V is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

          Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) and the Sarbanes-Oxley Act. The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of established and evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Owner and any Master Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance. In the event of conflict between
Article V and any other term or provision in this Agreement, the provisions of
Article V shall control.

          The Owner (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required to comply with Regulation AB.

          Section 5.02. Additional Representations and Warranties of the
Company.

          (a) The Company hereby represents to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, such Master Servicer or any Depositor under Section 5.03 that, except as disclosed in writing to the Owner, such Master Servicer or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any default by the Company as a Servicer; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization due to a servicing default; (iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no changes to the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no legal or governmental proceedings pending (or governmental proceedings known to be contemplated) against the Company or any Subservicer that are material to investors in the related Securitization Transaction; (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB; and (viii) each Mortgage Loan was originated by a Qualified Correspondent.

          (b) If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 5.03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

          Section 5.03. Information to Be Provided by the Company.

          In connection with any Securitization Transaction, the Company shall
(i) within five Business Days following a request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (a), (b), (c), (f) and (g) of this Section, provided, that the

Company shall not be required to provide such information and materials with respect to a Subservicer if Regulation AB does not require disclosure of such information and materials and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

          (a) If so requested by the Owner or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent) and (ii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(l), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A) the originator's form of organization;

               (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

               (C) a description of any legal or governmental proceedings pending (or governmental proceedings known to be contemplated) against the Company and each Subservicer that would be material to investors in the related Securitization Transaction; and

               (D) a description of any affiliation or relationship, as described in Item 1119 of Regulation AB, between the Company, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Owner or any Depositor in writing in advance of such Securitization Transaction:

                    (1)  the sponsor;

                    (2)  the depositor;

                    (3)  the issuing entity;

                    (4)  any servicer;

                    (5)  any trustee;

                    (6)  any originator;

                    (7)  any significant obligor;

                    (8)  any enhancement or support provider; and

                    (9)  any other material transaction party.

          (b) If so requested by the Owner or any Depositor, the Company shall provide Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans) originated by the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent). Such Static Pool Information shall be prepared by the Company on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Owner or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Owner or the Depositor, as applicable.

          Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Owner or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

          If so requested by the Owner or any Depositor, the Company shall provide at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Owner or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's originations or purchases, to calendar months commencing January 1, 2006, as the Owner or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Owner or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Owner or such Depositor.

          (c) If so requested by the Owner or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:


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

               (A) the Servicer's form of organization;

               (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                    (2) the extent of outsourcing the Servicer utilizes;

                    (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                    (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization due to a servicing default; and

                    (5) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

               (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

               (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (E) a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during the three-year period immediately preceding the related Securitization Transaction, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;


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

               (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

               (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

               (I) historical delinquency information with respect to the Mortgage Loans for the preceding twelve (12) calendar months;

               (J) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

               (K) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

                    (1)  the sponsor;

                    (2)  the depositor;

                    (3)  the issuing entity;

                    (4)  any servicer;

                    (5)  any trustee;

                    (6)  any originator;

                    (7)  any significant obligor;

                    (8)  any enhancement or support provider; and

                    (9)  any other material transaction party.

          (d) With respect to any loans that have been subject to a Securitization Transaction, for the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of
(A) any litigation or governmental proceedings involving the Company or any Subservicer that would be material to investors in the related Securitization Transaction, (B) any affiliations or relationships of the type described in Item 1119 of Regulation AB that develop following the closing date of a Securitization Transaction between the Company or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization


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

Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into a material agreement after the applicable closing date with a Subservicer or Subcontractor to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

          (e) As a condition to the succession to the Company or any Subservicer as a servicer or subservicer of at least 10% of the pool assets in a Securitization Transaction or sub-pool thereof under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Owner, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

          (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (iii) information regarding any material pool asset changes (such as additions, substitutions or repurchases) (Item 1121(a)(14) of Regulation AB).

          (g) The Company shall provide to the Owner, any Master Servicer and any Depositor, upon request evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policy, publicly available financial information and reports, and such other information reasonably related to the Company's or such Subservicer's performance hereunder.


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

          (h) In the event that (i) the Company does not reasonably believe that certain information requested under Section 5.03 is required to be disclosed pursuant to Regulation AB and (ii) the Company has not provided such information for any of its own securitizations, the Owner shall pay all reasonable documented costs incurred by the Company in connection with the preparation and delivery of such information, and the Company shall promptly deliver such information after expiration of a reasonable period of time for establishing the necessary systems and procedures to produce such information. Further, notwithstanding anything to the contrary herein, when determining if information is required under Regulation AB, all threshold and other requirements shall be determined solely by looking at the Company's mortgage loans and those of its third-party originators. The Company shall have no obligation with respect to disclosure or reporting under Regulation AB in the event that the aggregation of its third-party originated Mortgage Loans with those of the Owner's other sellers require additional disclosure; provided, however, the Company shall otherwise cooperate with the Owner to provide disclosure or reporting under Regulation AB in the event that such disclosure or reporting is required under Regulation AB and not otherwise available to the Owner.

          Section 5.04. Servicer Compliance Statement.

          On or before March 15 of each calendar year, commencing in 2008, the Company shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Company, to the effect that
(i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

          Section 5.05. Report on Assessment of Compliance and Attestation.

          (a) On or before March 15 of each calendar year commencing in 2008, the Company shall:

          (i) deliver to the Owner, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Company, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit G hereto;

          (ii) deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the


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

Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation SX under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer and each Subcontractor determined by the Company pursuant to Section 5.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

          (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Owner, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit F.

          The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

          (b) Each assessment of compliance provided by a Subservicer pursuant to Section 5.05(a)(iii) shall address each of the applicable Servicing Criteria specified on Exhibit G hereto. An assessment of compliance provided by a Subcontractor pursuant to Section 5.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to
Section 5.06.

          Section 5.06. Use of Subservicers and Subcontractors.

          The Company shall not hire or otherwise utilize the services of any Subservicer "participating in the Servicing function" within the meaning of Item 1122 of Regulation AB, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor "participating in the Servicing function" within the meaning of Item 1122 of Regulation AB, and shall not permit any Subservicer to hire or otherwise utilize the services of any such Subcontractor to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

          (a) It shall not be necessary for the Company to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the


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

benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 5.02, 5.03( c), (e), (f) and (g), 5.04, 5.05 and 5.07
of this Article V to the same extent as if such Subservicer were the Company, to the extent required under Regulation AB, and to provide the information required with respect to such Subservicer under Section 5.03(d) of this Article V. The Company shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 5.04 and Regulation AB, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 5.05 and Regulation AB and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 5.05 as and when required to be delivered under Regulation AB.

          (b) It shall not be necessary for the Company to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. If required under Regulation AB, the Company shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance reasonably satisfactory to the Owner, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the applicable provisions of Sections 5.05 and 5.07 of this
Article V. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 5.05, in each case as and when required to be delivered under this Agreement.

          Section 5.07. Indemnification; Remedies.

          (a) The Company shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Owner Indemnified Party"), and shall hold each of them harmless from


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

and against any claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data or other material provided under this Article V by or on behalf of the Company, or provided under this Article V by or on behalf of any Subservicer or Subcontractor (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by the Company of its obligations under this Article V, including particularly any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article V, including any failure by the Company to identify pursuant to Section 5.06(b) any Subcontractor "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB;

          (iii) any breach by the Company of a representation or warranty set forth in Section 5.02(a) or in a writing furnished pursuant to Section 5.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 5.02(b) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence, bad faith or willful misfeasance in the performance of the Company's duties, or by reason of reckless disregard of obligations and duties, under this Article V;

provided, however, that in no event will the Company be liable for any consequential or punitive damages with respect to any indemnification obligations pursuant to Sections 5.07(a)(ii), (iii) or (iv), even if advised of the possibility of such damages.

          The Owner shall indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, a "Company Indemnified Party;" together with the Owner Indemnified Parties, the "Indemnified Parties"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement contained or alleged to be contained in any filing relating to any Securitization Transaction with the Commission or the omission or alleged


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

omission to state in any filing relating to any Securitization Transaction with the Commission a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission arose out of or was based upon any information or statement, other than the Company Information, in a filing with the Commission.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

          In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required under Regulation AB by the Company, any Subservicer or any Subcontractor.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (b) (i) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article V, or any breach by the Company of a representation or warranty set forth in Section 5.02(a) or in a writing furnished pursuant to Section 5.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to
Section 5.02(b) to the extent made as of a date subsequent to such closing date, shall immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect. Neither the Owner, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(i) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of


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

Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (ii) The Company shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                                   ARTICLE VI

                                   The Company

          Section 6.01. Liability of the Company and Others. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

          Neither the Company, nor any of the directors, officers, employees or agents of the Company shall be under any liability to any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of a failure in the performance of duties and obligations hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Notwithstanding the foregoing, the Company shall indemnify the Owner for any loss or liability incurred by such Owner arising (i) from any breach of warranty or representation of the Company made herein that materially and adversely affects the interests of the Owner and the related Mortgage Loan is not purchased by the Company, the Subservicer or the Seller pursuant to the terms of this Agreement or (ii) by reason of the Company's failure in the performance of its duties hereunder in a manner that materially and adversely affects the interests of the Owner or by reason of reckless disregard of its obligations and duties hereunder. The Company and any director, officer, employee or agent of the Company shall be indemnified by the Owner and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of the failure by the Company in the performance of duties hereunder.

          The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its discretion undertake any such legal action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal


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

expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable or reimbursable directly from the Owner or, with respect to any Mortgage Loans that have been the subject of a Securitization Transaction, directly out of the Custodial Account as provided by
Section 3.07 and, notwithstanding any other provision hereof, distributions pursuant to Section 4.01 shall be reduced accordingly.

          Section 6.02. Merger or Consolidation of the Company. The Company will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Company may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in servicing of mortgage loans, (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing, and (iv) have a servicer rating from each Rating Agency at least as high as the servicer rating of the Servicer as of the date hereof.

          Section 6.03. Company Resignation: Assignment of Agreement. The Company may assign this Agreement or resign from the obligations and duties hereby imposed on it upon 60 days prior written notice to the Owner. Upon the Company's resignation, the Owner shall either assume the responsibilities, duties, rights and obligations of the Company or appoint a Successor Servicer in accordance with Section 9.01. No such resignation shall become effective until a successor which satisfies the requirements of Section 9.01 and is mutually acceptable to the Company and the Owner has assumed the Company's duties hereunder, unless a determination has been made that the Company's duties hereunder are no longer permissible under applicable law.

                                  ARTICLE VII

                                     Default

          Section 7.01. Events of Default of the Company. Event of Default, wherever used herein, means any one of the following events:

          (i) the Company shall fail to remit to the Owner any payment required to be made under the terms of this Agreement and such failure shall continue unremedied for a period of two (2) Business Days after the date upon which written notice or oral notice (promptly confirmed in writing) of such failure, requiring such failure to be remedied, shall have been given to the Company by the Owner; or

          (ii) the Company shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Company contained in this Agreement as it relates to the Owner and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Owner; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of, or relating to, the Company or of, or relating to, all or substantially all of the property of the Company; or

          (v) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Company fails to maintain a minimum net worth of $25,000,000;

          (vii) the Company ceases to meet the qualifications of either a Fannie Mae or Freddie Mac seller/servicer or the Company is not eligible to act as servicer or master servicer for mortgage loans subject to residential mortgage backed securities transactions rated by any nationally recognized rating agency or is eligible to act as such only with enhanced credit support or the Company's servicer rating is reduced to "below average" or the equivalent or lower rating by two (2) or more national recognized statistical rating organizations;

          (viii) the Company effects a merger, consolidation or sale of substantially all its assets without satisfying the conditions of Section 6.02;

          (ix) the Company attempts to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (other than to a Subservicer) in violation of Section 3.02 or Section 6.03; or

          (x) the Company is no longer licensed in each state in which the failure to be licensed (A) will have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or the enforceability of a Mortgage Loan or (B) will result in a violation of law if the Company continues to service Mortgage Loans under this Agreement.

          If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner by notice in writing to the Company, may terminate all of the rights and obligations of the Company under this Agreement other than its right to receive servicing compensation for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and may exercise any and all other remedies available at law or equity; provided, however, that any liability of the Company under this Agreement arising prior to such termination shall survive. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement shall, in accordance with Section 9.01, pass to and be vested in the Owner or the Successor Servicer appointed pursuant to Section
9.01. The Company shall cooperate with the Owner and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

          All costs associated with the transfer of servicing pursuant to this
Section 7.01 shall be paid by the Company upon presentation of reasonable documentation of such costs.

          If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 9.01) of the Company hereunder, either (i) the successor Company shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Company shall cooperate with the successor company either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Owner and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS System to the successor company or (y) in causing MERS to designate on the MERS System the successor company as the servicer of such Mortgage Loan.

          Section 7.02. Waiver of Defaults. The Owner may waive such default by the Company in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default, as defined in Section 7.01, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                                   Termination

          Section 8.01. Termination. The obligations and responsibilities of the Company hereunder shall terminate upon the earlier of: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan in the Mortgage Pool and the remittance of all funds due hereunder, or (ii) by mutual consent of the Company and the Owner in writing.

          Section 8.02. Termination Without Cause. The Owner may terminate, at its sole option, any rights the Company may have hereunder, without cause, upon thirty days notice or as provided in this Section 8.02; provided however, the Owner pays to the Company a termination fee based on the fair market value of the related servicing rights as mutually agreed to between the Company and the Owner. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 9.04. The Owner and the Company shall comply with the termination procedures set forth in Section 9.01 hereof.

                                   ARTICLE IX

                            Miscellaneous Provisions

          Section 9.01. Successor to the Company. Any successor servicer appointed as provided herein (the "Successor Servicer") shall have a net worth of not less than $125,000,000 and shall execute, acknowledge and deliver to the Company and the Owner an instrument accepting such appointment, whereupon such Successor Servicer shall succeed to the rights and obligations of the Company under the Subservicing Agreements and shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company with like effect as if originally named as a party to this Agreement. The Successor Servicer shall promptly deliver a copy of any such instrument to the Custodian. In connection with the termination or resignation of the Company as servicer hereunder, either (i) the Successor Servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Company shall cooperate with the Successor Servicer in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Owner and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the Successor Servicer. The Company shall file or cause to be filed any such assignment in the appropriate recording office. The Successor Servicer shall cause such assignment to be delivered to the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

          The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Section 2.04 and
Section 2.05 and the remedies available to the Owner under Section 2.04 and
Section 2.05, it being understood and agreed that the provisions of such Section
2.04 and Section 2.05 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

          Section 9.02. Entire Agreement: Amendment. This Agreement may be amended from time to time by the Company and the Owner by written agreement signed by the Company and the Owner. This Agreement together with the Reference Agreement shall constitute the entire agreement between the parties.

          Section 9.03. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 9.04. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or sent by overnight courier to
(a) in the case of the Company, Residential Funding Company, LLC, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention:
Office of the President, and Residential Funding Company, LLC, 2255 N. Ontario Street, Suite 400, Burbank, California 91504, Attention: Servicing Manager and/or such other address as may hereafter be furnished to the Owner in writing by the Company, (b) in the case of the Initial Owner, Merrill Lynch Mortgage Lending, Inc., 4 World Financial Center, 9th floor New York, New York 10080;
Attention: Greg Amoroso, or such other address or addresses as may hereafter be furnished to the Company in writing by the Initial Owner, (c) in the case of any Owner other than the Initial Owner, to such address as may be furnished to the Company in writing by such Owner, and (d) in the case of the Custodian, to such address as the Owner shall furnish in writing to the Company.

          Distributions that may be made by wire transfer pursuant to Section
4.01 shall be made in accordance with wire instructions provided in the Reference Agreement or in accordance with such other instructions as may hereafter be furnished to the Company in writing by the Owner, provided that such instructions have been received by the Company prior to the Record Date.

          Section 9.05. Severability of Provisions. If any provision of this Agreement or the Reference Agreement shall be for any reason whatsoever held invalid, then such provision shall be deemed severable from the remaining provisions of this Agreement and the Reference Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Reference Agreement.

          Section 9.06. No Partnership; Relationship of Parties. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Owner.

          Section 9.07. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 9.08. Counterparts; Successors and Assigns. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 6.03, this Agreement shall inure to the benefit of and be binding upon the Company and the Owner and their respective successors and assigns.

          Section 9.09. Financial Statements. The Company understands that in connection with the Owner's marketing of the Mortgage Loans, the Owner shall make available to prospective purchasers the Company's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by the Company (and are available upon request to members or stockholders of the Company or the public at large). The Company, if it has not already done so, agrees to furnish promptly to the Owner copies of the statements specified above. The Company also shall make available information on its servicing performance with respect to mortgage loans of a type similar to the Mortgage Loans, including delinquency ratios.

          The Company also agrees to allow access to knowledgeable financial, accounting, origination and servicing personnel of the Company for the purpose of answering questions asked by any prospective purchaser regarding its loan origination or servicing practices or the financial statements of the Company.

          Section 9.10. Solicitation of Mortgagors. From and after the related Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents, affiliates or independent contractors acting on behalf of the Company, to personally solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Owner or any of its assignees; provided that the Company may solicit any Mortgagor for whom the Company has received a request for demand for payoff or a borrower or obligor initiated communication indicating a desire to prepay the related Mortgage Loan. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Owner pursuant hereto on the related Closing Date and the Company shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company or any agent or affiliate of the Company that are directed to the general public at large, or designated segments thereof, including, without limitation, mass mailings based on commercially acquired mailing lists, and newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.10.

          Section 9.11. Intention of the Parties. It is the intention of the parties that the Owner is purchasing, and the Company is selling, the Mortgage Loans and not a debt instrument of the Company or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Company, and a purchase by the Owner, of the Mortgage Loans. The Owner shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans that shall affect the Federal income tax consequences of owning the Mortgage Loans and the Company shall cooperate with all reasonable requests made by the Owner in the course of such review. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Company and the Owner intend that the Owner or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Company shall be deemed to have hereby granted to the Owner or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Trade Confirmation and this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Owner or its assignee, as the case may be, and the Owner or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

          Section 9.12. Closing Documents.

          (a) On or before the initial Closing Date, the Company shall submit to the Owner fully executed originals of the following documents:

          (i) this Agreement, in four counterparts;

          (ii) an Officer's Certificate certifying the Company's certificate of formation, good standing, limited liability company agreement and incumbency of signatories executing documents in a customary form; and

          (iii) an opinion of in-house counsel to the Company as to the due formation of the Company and due execution of this Agreement by the Company.

          (b) The Closing Documents for the Mortgage Pool to be purchased on each Closing Date (including the initial Closing Date) shall consist of fully executed originals of the following documents:

          (i) the related Trade Confirmation;

          (ii) if requested by the Owner, an Officer's Certificate as described in clause (ii) above, including all attachments thereto;

          (iii) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Company by merger or acquired or originated by the Company while conducting business under a name other than its present name, if applicable;

          (iv) a certificate of release of security interests in the form of Exhibit E hereto; and

          (v) a Reference Agreement, substantially in the form of Exhibit A hereto.

          In addition, the Company shall have provided to the Owner the Program Guide, which may be in electronic format, which includes the underwriting guidelines applicable to the related Mortgage Loans.

          Section 9.13. Written Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          Section 9.14. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (e) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 9.15. Reproduction of Documents. This Agreement and all documents relating hereto including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 9.16. Further Agreements. The Company and the Owner each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, the Company and the Initial Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        RESIDENTIAL FUNDING COMPANY, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                           FORM OF REFERENCE AGREEMENT

                        RESIDENTIAL FUNDING COMPANY, LLC,
                                  THE COMPANY,

                                       AND

                                 [___________],
                                THE INITIAL OWNER

                               REFERENCE AGREEMENT

                        DATED AS OF [__________ __, 20__]

                         ADJUSTABLE RATE MORTGAGE LOANS

                                SERIES 20__-WH__

                               REFERENCE AGREEMENT

          THIS REFERENCE AGREEMENT, dated as of [______ __, 20__] (this "Reference Agreement"), is hereby executed by and between RESIDENTIAL FUNDING COMPANY, LLC, as seller and master servicer (the "Company"), and [______], as initial owner (the "Initial Owner") under this Reference Agreement and the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of [______ __, 20__] (as further amended or restated from time to time, the "Standard Terms"), all the provisions of which are incorporated herein and shall be a part of this Reference Agreement as if set forth herein in full (this Reference Agreement together with the Standard Terms so incorporated, the "Agreement").

                              PRELIMINARY STATEMENT

          The Initial Owner has agreed to purchase from the Company and the Company has agreed to sell to the Initial Owner, on a servicing retained basis and without recourse, a 100% undivided Ownership Interest in [a pool] [two pools] of Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date of $[_______________] as described in the Mortgage Loan Schedule attached hereto as Exhibit A. [The Mortgage Loans in Pool A have an aggregate outstanding principal balance as of the Cut-off Date of $[_______________].] [The Mortgage Loans in Pool B have an aggregate outstanding principal balance as of the Cut-off Date of $[_______________].

          The Mortgage Loans are adjustable rate, fully-amortizing mortgage loans.

          In consideration of the premises and the mutual agreements hereinafter set forth, and intending to be legally bound, the Initial Owner and the Company agree hereby as follows:

Standard Terms; Designation.

          The Company and the Owner acknowledge that the Standard Terms prescribe certain obligations of the Company and the Owner with respect to the Mortgage Loans. The Company and the Owner each agree to observe and perform such prescribed duties, responsibilities and obligations, and acknowledge that the Standard Terms are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          The Mortgage Loans are designated generally as the Adjustable Rate Mortgage Loans, Series [20__-WH__].

Defined Terms.

          In addition to the definitions set forth in Section 1.01 of the Standard Terms, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Closing Date: [______ __, 20__].

          Cut-off Date: [______ __, 20__].

          Index: With respect to any Mortgage Loan and as to any Adjustment Date therefor, a rate per annum equal to either (a) the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal, (b) the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal, (c) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as reported by the Federal Reserve Board in Statistical Release No. H.15(519), as most recently available as of the applicable Adjustment Date specified in the related Mortgage Note, or (d) in the event that the related index is no longer available, an index selected by the Company that is based on comparable information.

          [Pool A: The group of Mortgage Loans comprised of the Pool A Loans.]

          [Pool B: The group of Mortgage Loans comprised of the Pool B Loans.]

          [Pool A Loan: Any of the Mortgage Loans designated on Exhibit A-1.]

          [Pool B Loan: Any of the Mortgage Loans designated on Exhibit A-2.]

          Purchase Price: As to any Mortgage Loan to be purchased on any date pursuant to Section 2.02 or 2.05 an amount equal to the sum of (i) the Principal Balance of the Mortgage Loan [multiplied by the Purchase Price Percentage] and
(ii) interest on such Principal Balance at the applicable Mortgage Loan Remittance Rate (or at (a) the applicable Mortgage Interest Rate less the related subservicing fee rate in the case of a purchase made by a Subservicer; or (b) the applicable Mortgage Interest Rate in the case of a purchase by a Seller) from the Due Date to which interest has last been paid or advanced to the first day of the month following the month of purchase.

          [Purchase Price Percentage: _____%]

          Servicing Fee Rate: [As to each Mortgage Loan, an amount equal to 0.05% per annum.] [As to each Pool A Loan, an amount equal to 0.05% per annum.] [As to each Pool B Loan, an amount equal to 0.05% per annum.]

Conveyance of Mortgage Loans; Possession of Mortgage Files.

          The Company, simultaneously with the execution and delivery of this Reference Agreement, does hereby sell, transfer and assign, without recourse, to the Initial Owner the Ownership Interest comprising all of the right, title and interest of the Company in and to the Mortgage Loans, including all interest at the applicable Mortgage Loan Remittance Rate and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date) on a servicing retained basis. Additionally, in connection with the Company's assignment to the Initial Owner, and subject to Section 2.01 of the Standard Terms, the Company has delivered to, and deposited with, the Custodian, as the duly appointed agent of the Owner for such purpose, the documents or instruments or copies thereof set forth in Section 2.01(b) of the Standard Terms.

Additional Representations and Warranties of the Company.

          The Company hereby represents and warrants to the Initial Owner that as of the Closing Date or such other date specifically provided for herein:

          (i) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is the subject of a primary insurance policy that insures at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 90.00% and 85.01%, and at least 12% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 85.00% and 80.01%;

          (ii) No Mortgage Loan provides for deferred interest or negative amortization;

          (iii) None of the Mortgage Loans are buydown Mortgage Loans;

          (iv) The Mortgage Loan is not a graduated payment loan nor does it have a shared appreciation feature, or other contingent interest feature;

[Additional Provisions.]

          [1. All Prepayment Charges shall be paid to the Owner.]

          [2. Premium Recapture. If any Mortgage Loan shall be prepaid in full on or prior to [90] days from the Closing Date, the Company shall pay to the Owner the excess of the Purchase Price Percentage over 100% multiplied by the principal balance of the Mortgage Loan as of the prepayment date.]

          [3. Early Payment Default: In the event that the first scheduled payment of principal and interest (or interest in the case of an interest only loan) to be made by the Mortgagor after the Closing Date with respect to any Mortgage Loan becomes 30 days delinquent (as determined in accordance with the delinquency reporting method established by The Mortgage Bankers Association of America (MBA)), and either (a) such Mortgage Loan has not become current within 30 calendar days of being 30 days delinquent, or (b) the Company cannot reasonably demonstrate that the delinquency was due to misapplied payments or servicing transfer issues, the Company shall repurchase such Mortgage Loan on the Distribution Date following the month in which the Owner notifies the Company at a price equal to the Repurchase Price for such Mortgage Loan. The Company shall request any repurchase pursuant to this paragraph in writing on or before the ninetieth calendar day from the date that the Company receives notice of the related early payment default (which notice may include receipt of a monthly remittance advice reflecting such early payment default). The Company will have no obligation to repurchase any such loans as to which a request for repurchase was received by the Company after such date.]

Wire Instructions.

          Distributions that may be made by wire transfer pursuant to Section
4.01 of the Standard Terms shall be made in accordance with the following wire instructions:

          Bank: ________________________________________________________________
          ABANumber: ___________________________________________________________
          Account Name: ________________________________________________________
          Account Number: ______________________________________________________
          Reference: ___________________________________________________________

or in accordance with such other instructions as may hereafter be furnished to the Company in writing by the Owner, provided that such instructions have been received by the Company prior to the Record Date.

Counterparts.

          This Reference Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Governing Law.

          This Reference Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Amendment.

          This Reference Agreement may be amended from time to time by the Company and the Owner by written agreement signed by the Company and the Owner.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the Company and the Initial Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        RESIDENTIAL FUNDING COMPANY, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [______________________________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                             EXHIBIT [A] [A-1] [A-2]
                           TO THE REFERENCE AGREEMENT

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                          FORM OF ANNUAL CERTIFICATION

     Re: The [_______________] agreement dated as of [__________], 200[_] (the
"Agreement"), among [IDENTIFY PARTIES]

     I, ________________________________, the _____________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit G to the Standard Terms and Provisions of Sale and Servicing Agreement dated as of January [___], 2007 by and between the Company and Greenwich Capital Financial Products, Inc. (the "Agreement") (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[_] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT C

                         CONTENTS OF EACH SERVICING FILE

          With respect to each Mortgage Loan, the Servicing File shall include each of the following items:

          1. Copies of the Mortgage Loan Documents.

          2. The original PMI Policy, LPMI Policy or certificate of insurance, where required pursuant to the Agreement.

          3. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 3.10 of the Agreement.

          4. Residential loan application.

          5. Mortgage Loan closing statement.

          6. Verification of employment and income.

          7. Verification of acceptable evidence of source and amount of down payment if required under Program Guide.

          8. Credit report on the Mortgagor.

          9. Residential appraisal report.

          10. Photograph of the Mortgaged Property.

          11. Survey of the Mortgaged Property.

          12. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

          13. All required disclosure statements and statement of Mortgagor confirming receipt thereof.

          14. If available, termite report, structural engineer's report, water potability and septic certification.

          15. Sales contract.

          16. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

          17. The original recorded power of attorney, if the Mortgage Note, the Mortgage, any assignment of the Mortgage, or any other related document was executed by a Person on behalf of the Mortgagor pursuant to a power of attorney, with evidence of recording thereon;

          18. Amortization schedule, if available; and

          19. Payment history for Mortgage Loans that have been closed for more than 90 days.

                                    EXHIBIT D

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment, Assumption and Recognition Agreement (the "AAR Agreement") is made and entered into as of [______ __, 200_] (the "Closing Date"), among Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, 9th floor New York, New York 10080 (the "Assignor"), [________________], having an address at [_______________________] (the "Assignee"), and Residential Funding Company, LLC, having an address at 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437 (the "Company").

     In consideration of the mutual promises contained herein, the parties hereto agree that the residential mortgage loans listed on Attachment 1 annexed hereto (the "Assigned Loans"), which are now serviced by the Company on behalf of the Assignor and its successors and assigns pursuant to the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of February 1, 2007, between the Assignor and the Company (the "Servicing Agreement"), shall be sold by the Assignor to the Assignee pursuant to the [Mortgage Loan Purchase Agreement], dated as of [______ __, 200_] (the "MLPA"), between the Assignor and the Assignee and subject to the terms of this AAR Agreement. The Assignee intends to transfer all right, title and interest in and to the Assigned Loans to [______________], as trustee (the "Trustee") for the holders of [Adjustable Rate Mortgage Loans, Series [_______] Mortgage Pass-Through Certificates] (the "Certificateholders") pursuant to the Pooling and Servicing Agreement, dated as of [______ __, 200_] (the "Pooling and Servicing Agreement") among the Assignee, as depositor, the Trustee and [______________], as master servicer (the "Master Servicer") and securities administrator. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

Assignment and Assumption

          1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in, to and under the Servicing Agreement as it relates to the servicing of the Assigned Loans. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under the Servicing Agreement, as it relates to loans other than the Assigned Loans set forth on Attachment 1. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Sections 2.04 and 2.05 of the Servicing Agreement or the right to enforce the representations and warranties set forth in Sections 2.04 and 2.05 of the Servicing Agreement against the Company, including, without limitation, the rights set forth in Section 2.04 of the Servicing Agreement. In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under
Section 3.14 of the Servicing Agreement (but only insofar as such Section grants to the Owner the right to terminate the servicing of REO Properties by the Company).

Representations, Warranties and Covenants

          2. Assignor warrants and represents to Assignee and Company as of the Closing Date:

          (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          (b) Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee under the MLPA, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          (c) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          (d) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          (e) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

          3. Assignee warrants and represents to, and covenants with, Assignor and Company as of the Closing Date:

          (a) Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          (b) Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

          (d) Assignee agrees to be bound by all of the terms, covenants and conditions of the Servicing Agreement with respect to the Assigned Loans, and from and after the Closing Date, Assignee assumes for the benefit of each of Assignor and Company all of Assignor's obligations thereunder but solely with respect to such Assigned Loans.

          4. Company warrants and represents to, and covenants with, Assignor and Assignee (unless otherwise specified) as of the Closing Date:

          (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          (b) Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Servicing Agreement;

          (c) Company has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's certificate of formation or limited liability company agreement or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

          (e) From and after the Closing Date, the Company shall service the Assigned Loans in accordance with the terms and provisions of the Servicing Agreement, as modified by this AAR Agreement.

          5. Pursuant to Section 2.08(c) of the Servicing Agreement, the Company hereby restates to the Assignor the representations and warranties set forth in
Section 2.05 of the Servicing Agreement as of the Closing Date, as if such representations and warranties were set forth herein in full. In the event of a breach of any such representations and warranties as of the Closing Date, the Assignor shall be entitled to all the remedies under the Servicing Agreement.

Recognition of Assignee.

          6. From and after the Closing Date, Company shall recognize Assignee as owner of the Assigned Loans, and acknowledges that the Assigned Loans will be part of a REMIC, and will service the Assigned Loans in accordance with the Servicing Agreement, as modified by this AAR Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code). It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Trustee and the Master Servicer. Company hereby acknowledges that pursuant to the Pooling and Servicing Agreement, the Assignee will assign all of its rights under this AAR Agreement to the Trustee for the benefit of the Certificateholders. Company hereby acknowledges and consents to the assignment by the

Assignee of all of the Assignee's rights against the Company pursuant to this AAR Agreement and to the enforcement or exercise of any right or remedy against the Company pursuant to this AAR Agreement by the Trustee.

Modification of Servicing Agreement

          7. The Company and Assignor hereby modify the Servicing Agreement with respect to the Assigned Loans as follows:

          (a) Section 1.01 of the Servicing Agreement is modified by adding or, if applicable, deleting such definitions in their entirety and replacing them as set forth herein:

          Cut-off Date: [______ __, 200_].

          Master Servicer: [_________________], its successors and assigns.

          (b) Subsection 3.01(a) of the Servicing Agreement is hereby modified by inserting the following sentence immediately following the first sentence thereof:

               Notwithstanding anything in this Agreement to the contrary, if there is any inconsistency or conflict between the provisions of the Program Guide and the provisions of this Agreement, the provisions of this Agreement shall control.

          (c) Section 4.02 of the Servicing Agreement is hereby modified by deleting such section in its entirety and replacing it with the following:

          No later than the fifteenth calendar day of each month, the Company shall furnish to the Master Servicer, in an acceptable electronic format via e-mail, the information specified in Exhibit H, which data shall reflect information from the Due Period immediately preceding the Remittance Date and such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate remittances made pursuant to this Agreement and provide appropriate statements with respect to such remittances.

          (d) Section 3.16 of the Servicing Agreement is hereby modified by adding the following paragraph at the end thereto:

          The Company shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Company shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in
          Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code."

          (e) The Servicing Agreement is modified to include the information set forth on Attachment 3 hereto as a new Exhibit H.

          8. PREPAYMENT PENALTY VERIFICATION.

          For each month in which the Company is servicing Assigned Loans that paid in full during the preceding calendar month, on or prior to each Determination Date, Company shall provide in an electronic format acceptable to the Master Servicer, with respect to each such Assigned Loan, (i) an indication of whether such Assigned Loan has a Prepayment Charge, (ii) the amount of such Prepayment Charge and (iii) any such other information as agreed to by the Master Servicer and the Company. The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Assignee (the "Verification Agent") will perform the verification duties agreed to by the Master Servicer and the Assignee and will use its best efforts to issue its findings in a report (the "Verification Report") delivered to the Master Servicer and the Assignee within ten (10) Business Days following the related Remittance Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Remittance Date, the Verification Agent may issue and deliver to the Master Servicer and the Assignee the Verification Report upon the completion of its verification duties. The Master Servicer shall forward the Verification Report to the Company and shall notify the Company if the Master Servicer has determined that the Company did not deliver the appropriate Prepayment Charges to the Master Servicer in accordance with this AAR Agreement. Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Assigned Loan for which there is a discrepancy. If the Company agrees with the verified amounts, the Company shall adjust the immediately succeeding remittance report and the amount remitted to the Master Servicer with respect to prepayments accordingly. If the Company disagrees with the determination of the Master Servicer, the Company shall, within ten (10) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support the Company's position. The Company and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Remittance Date, and the Company will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Remittance Date accordingly.

          During such time as the Company and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the related distribution account established under the Pooling and Servicing Agreement and the Master Servicer shall not be obligated to remit such payments, unless otherwise required pursuant to the Pooling and Servicing Agreement. In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by the Company in accordance with this Section. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Company.

          9. Miscellaneous

          ALL DEMANDS, NOTICES AND COMMUNICATIONS RELATED TO THE ASSIGNED LOANS, THE SERVICING AGREEMENT AND THIS AAR AGREEMENT SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF PERSONALLY DELIVERED AT OR MAILED BY REGISTERED MAIL, POSTAGE PREPAID, AS FOLLOWS:

     IN THE CASE OF COMPANY,

          Residential Funding Company, LLC

          8400 Normandale Lake Boulevard, Suite 250
          Minneapolis, Minnesota 55437
          Attention: Heather Anderson

          and

          GMAC-RFC Master Servicing
          2255 N. Ontario, Suite 400
          Burbank, California 91504
          Attention: Director of Securities Administration

IN THE CASE OF ASSIGNOR,

          Merrill Lynch Mortgage Lending, Inc.
          4 World Financial Center, 9th floor
          New York, New York 10080
          Attention: [____________]

IN THE CASE OF ASSIGNEE,

          [______________________]
          [____________]
          [____________]
          [____________]
          Attention: [____________]

IN THE CASE OF THE MASTER SERVICER,

          [______________________]
          [____________]
          [____________]
          Attention: [____________]
          Telecopier: [____________]

          10. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

          11. The Company hereby acknowledges that, [______________________] has been appointed as the Master Servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Company under the Servicing Agreement. The Company shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          [______________________]
          ABA #: [____________]
          Account Name: [____________]
          Account #: [_______]
          FFC to: [______]

     The Company shall deliver all reports required to be delivered under the Servicing Agreement to the Assignee and the Master Servicer at their respective addresses set forth in Section 9 herein.

          12. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          13. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          14. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated or which succeeds to the business or assets thereof shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          15. This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Servicing Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Servicing Agreement.

          16. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          17. In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          18. For purposes of this AAR Agreement, the Master Servicer shall be considered a third party beneficiary to this AAR Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this AAR Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.    RESIDENTIAL FUNDING COMPANY, LLC
Assignor                                Company


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


[___________________________________]
Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED TO:

[___________________________________]
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT 1

                                 ASSIGNED LOANS


                                     D-1-1

                                  ATTACHMENT 2

                               SERVICING AGREEMENT


                                     D-2-1

                                  ATTACHMENT 3

                                    EXHIBIT C

STANDARD FILE LAYOUT - MASTER SERVICING

                                                                                                   MAX
COLUMN NAME                         DESCRIPTION              DECIMAL        FORMAT COMMENT        SIZE
-----------                         -----------              -------        --------------        ----
SER_INVESTOR_NBR         A value assigned by the Servicer              Text up to 10 digits       20
                         to define a group of loans.

LOAN_NBR                 A unique identifier assigned to               Text up to 10 digits       10
                         each loan by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a                 Text up to 10 digits       10
                         loan by the Servicer. This may
                         be different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in              Maximum length of 30       30
                         the file. It is not separated                 (Last, First)
                         by first and last name.

SCHED_PAY_AMT            Scheduled monthly principal and     2         No commas(,) or dollar     11
                         scheduled interest payment that               signs ($)
                         a borrower is expected to pay,
                         P&I constant.

NOTE_INT_RATE            The loan interest rate as           4         Max length of 6            6
                         reported by the Servicer.

NET_INT_RATE             The loan gross interest rate        4         Max length of 6            6
                         less the service fee rate as
                         reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a       4         Max length of 6            6
                         loan as reported by the
                         Servicer.

SERV_FEE_AMT             The servicer's fee amount for a     2         No commas(,) or dollar     11
                         loan as reported by the                       signs ($)
                         Servicer.

NEW_PAY_AMT              The new loan payment amount as      2         No commas(,) or dollar     11
                         reported by the Servicer.                     signs ($)

NEW_LOAN_RATE            The new loan rate as reported by    4         Max length of 6            6
                         the Servicer.

ARM_INDEX_RATE           The index the Servicer is using     4         Max length of 6            6
                         to calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal     2         No commas(,) or dollar     11
                         balance at the beginning of the               signs ($)
                         processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal     2         No commas(,) or dollar     11
                         balance at the end of the                     signs ($)
                         processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of                        MM/DD/YYYY                 10
                         processing cycle that the
                         borrower's next payment is due
                         to the Servicer, as reported by
                         Servicer.

SERV_CURT_AMT_1          The first curtailment amount to     2         No commas(,) or dollar     11
                         be applied.                                   signs ($)

SERV_CURT_DATE_1         The curtailment date associated               MM/DD/YYYY                 10
                         with the first curtailment
                         amount.

CURT_ADJ_ AMT_1          The curtailment interest on the     2         No commas(,) or dollar     11
                         first curtailment amount, if                  signs ($)
                         applicable.

SERV_CURT_AMT_2          The second curtailment amount to    2         No commas(,) or dollar     11
                         be applied.                                   signs ($)

SERV_CURT_DATE_2         The curtailment date associated               MM/DD/YYYY                 10
                         with the second curtailment
                         amount.

CURT_ADJ_ AMT_2          The curtailment interest on the     2         No commas(,) or dollar     11
                         second curtailment amount, if                 signs ($)
                         applicable.

SERV_CURT_AMT_3          The third curtailment amount to     2         No commas(,) or dollar     11
                         be applied.                                   signs ($)

SERV_CURT_DATE_3         The curtailment date associated               MM/DD/YYYY                 10
                         with the third curtailment
                         amount.

CURT_ADJ_AMT_3           The curtailment interest on the     2         No commas(,) or dollar     11
                         third curtailment amount, if                  signs ($)
                         applicable.

PIF_AMT                  The loan "paid in full" amount      2         No commas(,) or dollar     11
                         as reported by the Servicer.                  signs ($)

PIF_DATE                 The paid in full date as                      MM/DD/YYYY                 10
                         reported by the Servicer.

ACTION_CODE              The standard FNMA numeric code                Action Code Key:           2
                         used to indicate the                          15=Bankruptcy,
                         default/delinquent status of a                30=Foreclosure,
                         particular loan.                              60=PIF, 63=Substitution,
                                                                       65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest          2         No commas(,) or dollar     11
                         adjustment as reported by the                 signs ($)
                         Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor              2         No commas(,) or dollar     11
                         Adjustment amount, if applicable.             signs ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount,    2         No commas(,) or dollar     11
                         if applicable.                                signs ($)

LOAN_LOSS_AMT            The amount the Servicer is          2         No commas(,) or dollar     11
                         passing as a loss, if applicable.             signs ($)

SCHED_BEG_PRIN_BAL       The scheduled outstanding           2         No commas(,) or dollar     11
                         principal amount due at the                   signs ($)
                         beginning of the cycle date to
                         be passed through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance     2         No commas(,) or dollar     11
                         due to investors at the end of a              signs ($)
                         processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount      2         No commas(,) or dollar     11
                         as reported by the Servicer for               signs ($)
                         the current cycle -- only
                         applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest        2         No commas(,) or dollar     11
                         amount less the service fee                   signs ($)
                         amount for the current cycle as
                         reported by the Servicer -- only
                         applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount         2         No commas(,) or dollar     11
                         collected by the Servicer for                 signs ($)
                         the current reporting cycle --
                         only applicable for
                         Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount    2         No commas(,) or dollar     11
                         less the service fee amount for               signs ($)
                         the current reporting cycle as
                         reported by the Servicer -- only
                         applicable for Actual/Actual
                         Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when    2         No commas(,) or dollar     11
                         a borrower prepays on his loan                signs ($)
                         as reported by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount       2         No commas(,) or dollar     11
                         for the loan waived by the                    signs ($)
                         servicer.


                                      D-3-1

MOD_DATE                 The Effective Payment Date of                 MM/DD/YYYY                 10
                         the Modification for the loan.

MOD_TYPE                 The Modification Type.                        Varchar - value can be     30
                                                                       alpha or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding             2         No commas(,) or dollar     11
                         principal and interest advances               signs ($)
                         made by Servicer.


                                      D-3-2

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                                     DESCRIPTION                            DECIMAL    FORMAT COMMENT
------------------                                     -----------                            -------    --------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the Servicer. This
                              may be different than the LOAN_NBR

LOAN_NBR                      A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the  property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due to the                   MM/DD/YYYY
                              servicer at the end of processing cycle, as reported by
                              Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                         MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the bankruptcy
                              filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been approved                MM/DD/YYYY
                              by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy. Either by                   MM/DD/YYYY
                              Dismissal, Discharged and/or a Motion For Relief Was
                              Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The Servicer                 MM/DD/YYYY

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is Scheduled To End/Close              MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed                        MM/DD/YYYY

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer with                     MM/DD/YYYY
                              instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue Foreclosure                  MM/DD/YYYY

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a Foreclosure                 MM/DD/YYYY
                              Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected to occur.                MM/DD/YYYY

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                                  MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure sale.         2         No commas(,) or
                                                                                                        dollar signs ($)
EVICTION_START_DATE           The date the servicer initiates eviction of the borrower.                 MM/DD/YYYY

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the property               MM/DD/YYYY
                              from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.                 2         No commas(,) or
                                                                                                        dollar signs ($)
LIST_DATE                     The date an REO property is listed at a particular price.                 MM/DD/YYYY

OFFER_AMT                     The dollar value of an offer for an REO property.               2         No commas(,) or
                                                                                                        dollar signs ($)
OFFER_DATE_TIME               The date an offer is received by DA Admin or by the Servicer.             MM/DD/YYYY

REO_CLOSING_DATE              The date the REO sale of the property is scheduled to close.              MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                   MM/DD/YYYY


                                      D-3-3

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the property.

PROP_INSPECTION_DATE          The date a  property inspection is performed.                             MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                                          MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on brokers      2
                              price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs are           2
                              completed pursuant to a broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in
                              default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With Mortgage                     MM/DD/YYYY
                              Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                                  No commas(,) or
                                                                                                        dollar signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim Payment                   MM/DD/YYYY

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim                 2         No commas(,) or
                                                                                                        dollar signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                          MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company               2         No commas(,) or
                                                                                                        dollar signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By The Pool               MM/DD/YYYY
                              Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company                  2         No commas(,) or
                                                                                                        dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                2         No commas(,) or
                                                                                                        dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                 2         No commas(,) or
                                                                                                        dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                                2         No commas(,) or
                                                                                                        dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                 2         No commas(,) or
                                                                                                        dollar signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                         2         No commas(,) or
                                                                                                        dollar signs ($)


                                      D-3-4

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown


                                      D-3-5

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY
CODE          DELINQUENCY DESCRIPTION
-----------   -----------------------
001           FNMA-Death of principal mortgagor
002           FNMA-Illness of principal mortgagor
003           FNMA-Illness of mortgagor's family member
004           FNMA-Death of mortgagor's family member
005           FNMA-Marital difficulties
006           FNMA-Curtailment of income
007           FNMA-Excessive Obligation
008           FNMA-Abandonment of property
009           FNMA-Distant employee transfer
011           FNMA-Property problem
012           FNMA-Inability to sell property
013           FNMA-Inability to rent property
014           FNMA-Military Service
015           FNMA-Other
016           FNMA-Unemployment
017           FNMA-Business failure
019           FNMA-Casualty loss
022           FNMA-Energy environment costs
023           FNMA-Servicing problems
026           FNMA-Payment adjustment
027           FNMA-Payment dispute
029           FNMA-Transfer of ownership pending
030           FNMA-Fraud
031           FNMA-Unable to contact borrower
INC           FNMA-Incarceration


                                      D-3-6

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

EXHIBIT : CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

               The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.


                                      D-3-7

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs > $3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (________).


                                      D-3-8

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs > $3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney


                                     D-3-9

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (________).


                                     D-3-10

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: _____________________   Date: ______________________________

Phone: ___________________________   Email Address: _____________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------


[____________________] LOAN NO. _____________________________

Borrower's Name:
_________________________________________________________

Property Address: _________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE
CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN  YES [ ]   NO [ ]

If "Yes", provide deficiency or cramdown amount ___________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan        $______________(1)

(2)  Interest accrued at Net Rate                             ______________(2)

(3)  Accrued Servicing Fees                                   ______________(3)

(4)  Attorney's Fees                                          ______________(4)

(5)  Taxes (see page 2)                                       ______________(5)

(6)  Property Maintenance                                     ______________(6)

(7)  MI/Hazard Insurance Premiums (see page 2)                ______________(7)

(8)  Utility Expenses                                         ______________(8)

(9)  Appraisal/BPO                                            ______________(9)

(10) Property Inspections                                     ______________(10)

(11) FC Costs/Other Legal Expenses                            ______________(11)

(12) Other (itemize)                                          ______________(12)

         Cash for Keys ________________________               ______________(12)

         HOA/Condo Fees _______________________               ______________(12)

         ______________________________________               ______________(12)

         TOTAL EXPENSES                                      $______________(13)

CREDITS:

(14) Escrow Balance                                          $______________(14)

(15) HIP Refund                                               ______________(15)

(16) Rental Receipts                                          ______________(16)

(17) Hazard Loss Proceeds                                     ______________(17)


                                     D-3-11

(18) Primary Mortgage Insurance / Gov't Insurance

HUD Part A                                                   ______________(18a)

HUD Part B                                                   ______________(18b)

(19) Pool Insurance Proceeds                                 ______________(19)

(20) Proceeds from Sale of Acquired Property                 ______________(20)

(21) Other (itemize)                                         ______________(21)

     _________________________________________               ______________(21)

     TOTAL CREDITS                                          $______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                     $______________(23)


                                     D-3-12

ESCROW DISBURSEMENT DETAIL

    TYPE                  PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------



                                     D-3-13

                                    EXHIBIT E

                            CERTIFICATION OF RELEASE

     Pursuant to the Standard Terms and Provisions of Sale and Servicing Agreement dated as of February 1, 2007 between Residential Funding Company, LLC and Merrill Lynch Mortgage Lending, Inc. and the related Reference Agreement dated the date hereof, Residential Funding Company, LLC hereby certifies to Merrill Lynch Mortgage Lending, Inc. that, as of the date and time of delivery of this certification, all security interests in the Mortgage Loans, as defined in such Reference Agreement, have been released. Residential Funding Company, LLC warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

Dated:
       ----------

                                        RESIDENTIAL FUNDING COMPANY, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT F

                           FORM OF REQUEST FOR RELEASE

DATE: _____________________

TO: _______________________

RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage File described below.

Sale and Servicing Agreement Dated: ______________________
Series#: _________________________________________________
Account#: ________________________________________________
Pool#: ___________________________________________________
Loan#: ___________________________________________________
MIN#: ____________________________________________________
Borrower Name(s): ________________________________________

Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased
                                            Mortgage Loan in Foreclosure

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Sale and Servicing Agreement."


-------------------------------------
Residential Funding Company, LLC
Authorized Signature

*************************************************************

TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Sale and Servicing Agreement.

Enclosed Documents:   [ ]  Promissory Note

                      [ ]  Primary Insurance Policy

                      [ ]  Mortgage or Deed of Trust

                      [ ]  Assignment(s) of Mortgage or Deed of Trust

                      [ ]  Title Insurance Policy

                      [ ]  Other:

-------------------------------------   ----------------------------------------
Name                                    Date

-------------------------------------
Title

                                    EXHIBIT G

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by Residential Funding Company, LLC shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria";

                             SERVICING CRITERIA
-----------------------------------------------------------------------------       APPLICABLE
    REFERENCE                               CRITERIA                            SERVICING CRITERIA
----------------   ----------------------------------------------------------   ------------------
                                GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                 X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to                X
                   third parties, policies and procedures are instituted to
                   monitor the third party's performance and compliance with
                   such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in                 X
                   effect on the party participating in the servicing
                   function throughout the reporting period in the amount of
                   coverage required by and otherwise in accordance with the
                   terms of the transaction agreements.

                               CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the                     X
                   appropriate custodial bank accounts and related bank
                   clearing accounts no more than two business days following receipt, or such other number of days specified in the
                   transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an                  X
                   obligor or to an investor are made only by authorized
                   personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections,                X
                   cash flows or distributions, and any interest or other
                   fees charged for such advances, are made, reviewed and
                   approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash                X
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g.,
                   with respect to commingling of cash) as set forth in the
                   transaction agreements.

                             SERVICING CRITERIA
-----------------------------------------------------------------------------       APPLICABLE
    REFERENCE                               CRITERIA                            SERVICING CRITERIA
----------------   ----------------------------------------------------------   ------------------
1122(d)(2)(v)      Each custodial account is maintained at a federally                   X
                   insured depository institution as set forth in the
                   transaction agreements. For purposes of this criterion,
                   "federally insured depository institution" with respect to a foreign financial institution means a foreign financial
                   institution that meets the requirements of Rule 13k-1
                   (b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent                      X
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all               X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the bank
                   statement cutoff date, or such other number of days
                   specified in the transaction agreements; (C) reviewed and
                   approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for
                   reconciling items. These reconciling items are resolved
                   within 90 calendar days of their original identification,
                   or such other number of days specified in the transaction
                   agreements.

                               INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the            X
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements. Specifically, such reports (A) are prepared
                   in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                   calculated in accordance with the terms specified in the
                   transaction agreements; (C) are filed with the Commission
                   as required by its rules and regulations; and (D) agree
                   with investors' or the trustee's records as to the total
                   unpaid principal balance and number of mortgage loans
                   serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                X
                   accordance with timeframes, distribution priority and
                   other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two               X
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction
                   agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports                X
                   agree with cancelled checks, or other form of payment, or
                   custodial bank statements.

                                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as             X
                   required by the

                             SERVICING CRITERIA
-----------------------------------------------------------------------------       APPLICABLE
    REFERENCE                               CRITERIA                            SERVICING CRITERIA
----------------   ----------------------------------------------------------   ------------------
                   transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                X
                   required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool            X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in            X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no
                   more than two business days after receipt, or such other
                   number of days specified in the transaction agreements,
                   and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan
                   documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree             X
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an                     X
                   obligor's mortgage loans (e.g., loan modifications or
                   re-agings) are made, reviewed and approved by authorized
                   personnel in accordance with the transaction agreements
                   and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance                X
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are
                   initiated, conducted and concluded in accordance with the
                   timeframes or other requirements established by the
                   transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained                 X
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements. Such records
                   are maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and
                   describe the entity's activities in monitoring delinquent
                   mortgage loans including, for example, phone calls,
                   letters and payment rescheduling plans in cases where
                   delinquency is deemed temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for                  X
                   mortgage loans with variable rates are computed based on
                   the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as             X
                   escrow accounts): (A) such funds are analyzed, in
                   accordance with the obligor's mortgage loan documents, on
                   at least an annual basis, or such other period specified
                   in the transaction agreements; (B) interest on such funds
                   is paid, or credited, to obligors in accordance with
                   applicable mortgage loan documents and state laws; and
                   (C) such funds are returned to the

                             SERVICING CRITERIA
-----------------------------------------------------------------------------       APPLICABLE
    REFERENCE                               CRITERIA                            SERVICING CRITERIA
----------------   ----------------------------------------------------------   ------------------
                   obligor within 30 calendar days of full repayment of the
                   related mortgage loans, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                 X
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment             X
                   to be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless
                   the late payment was due to the obligor's error or
                   omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted                 X
                   within two business days to the obligor's records
                   maintained by the servicer, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are             X
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in              X
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,      if obligated
                   is maintained as set forth in the transaction agreements.    under transaction
                                                                                    documents